Listing Report:Supplement No. 26 dated Aug 10, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 329719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 10.69%	Starting monthly payment:	$161.34

Auction yield range:	3.23% - 9.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1996	Debt/Income ratio:	Not calculated
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	14 / 12	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$5	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	LaFevaPDX	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking for Lower Interest Rate
I am looking to lower the interest rate on the debt I have on my credit card.? I am currently a lender on Prosper.

Although I am unemployed, I receive SSDI payments as well as other financial aid.? I do not pay rent and I own my car.? I practice voluntary simplicity and my monthly household expenses are very low.? As you can see from my credit report above, all my payments are made on-time.? I can easily cover the monthly payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 385397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.75%	Starting monthly payment:	$49.38

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1997	Debt/Income ratio:	9%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	3y 5m
Amount delinquent:	$734	Revolving credit balance:	$1,023	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	AboveAverage	Borrower's state:	NewJersey	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected Legal Bills
My financial situation: I would like to pay for a personal civil legal matter involving family. I repeat, this is for a PERSONAL CIVIL matter, not a CRIMINAL matter. I work for a public higher education institution as a database administrator.?It is a public sector and union job so salary is guaranteed providing of course I am not a derelict in duties. Also, should I need to (but ONLY?as a true last resort), I do have as of today I have $14000 in retirement assets that I will tap into should I falter on this loan, in addition to borrowing from my state pension fund (after?5 years, I have over 13k that I paid into pension).

Monthly net income: $3440 (Gross=$5823 monthly)
Monthly expenses: $?2723.29 (total)??
Rent: $ 1000??
Electric and Gas: $ 160??
Phone, cable, internet, cellular: $?247???
Food, entertainment: $ 450??
Clothing, household expenses $ 170??
Current car loan $496.29 + $200 for principal payments

I am single, and that is pretty much all the bills I am responsible for. I buy clothes that are machine washable so I save money on dry cleaning. :-) I will answer any questions that you have. Thank you and please trust me...I already know what it means to default on a loan. I am NOT looking to do that again. I will starve before I have a late payment! Also, I do have credit card debt, but I pay it off EVERY month. It is mainly for groceries.

Thank you Prosper for giving me a chance. Please do not hesitate to ask me any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.73%	Starting borrower rate/APR:	24.73% / 27.03%	Starting monthly payment:	$277.32

Auction yield range:	8.23% - 23.73%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1978	Debt/Income ratio:	7%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,561	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$100,000+
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	compassion-amusement	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to? Pay off credit card from a divorce

My financial situation:
I am a good candidate for this loan because? I am an Executive in retail with an annual base of $172,000.

Monthly net income: $ 8700.00

Monthly expenses: $ 5283.00
??Housing: $ 2850.00
??Insurance: $ 150.00
??Car expenses: $ 673.00
??Utilities: $ 500.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.43%	Starting borrower rate/APR:	29.43% / 31.80%	Starting monthly payment:	$505.68

Auction yield range:	11.23% - 28.43%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1990	Debt/Income ratio:	32%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,895	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Eastside-Girl	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Current Home Improvement and Move
Purpose of loan:
My family and I would like to move to a new house.? We have some home improvement repairs to be completed in order to list our house.? Additionally some of this money I am requesting would be used to supplement the loss we have to take on our house (a large one!) in order to move.? Our credit is good, our banking relationship with our mortgage banker is excellent and my husband and I are both employed with secure jobs.? But because of the severe decrease in property value (our house is down about $120,000) we need the supplemental funds to buy our dream house.?? It would be our last move and the home we intend to grow old in.? Our goal is to honor our debt on the house we are in now (as opposed to so many who just walk away), as well as make the best investment for us and our daughters as the nation tries to climb of of the recession.?

My financial situation:
I am a good candidate for this loan because my my husband and I have good, secure jobs, good credit scores and an excellent mortgage history.? We have been home owners for thirteen years.? I can afford a large loan payment, so I want to take advantage of peer to peer lending because the rates are better so I can pay it off sooner.? My credit payment history is very good.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.48%	Starting borrower rate/APR:	11.48% / 13.60%	Starting monthly payment:	$197.80

Auction yield range:	3.23% - 10.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,584	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MGMNT	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cash for Clunkers
I am looking to take advantage of the "cash for clunkers" government rebate program; these economy brings opportunities that can be taken only with cash on-hand. My current financial situation is stable I have been a contractor for 7 years now and have a stable income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 30.04%	Starting monthly payment:	$61.58

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2000	Debt/Income ratio:	44%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,872	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	1
Screen name:	misty21ed	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Use
Purpose of loan:
This loan will be used to?Have additional cash on hand for when I get married in Hawaii, and honeymoon there as well.

My financial situation:
I am a good candidate for this loan because?I have minimal expenses since we are currently living with my family while I finish nursing school.?

Monthly net income: $1,200

Monthly expenses: $480?
??Housing: $ 0
??Insurance: $ 40
??Car expenses: $80
??Utilities: $0
??Phone, cable, internet: $60
??Food, entertainment: $?125
??Clothing, household expenses $0
??Credit cards and other loans: $50
??Other expenses: $125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$82.30

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1993	Debt/Income ratio:	4%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	JB2006	Borrower's state:	Illinois	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	780-800 (Latest)
Principal borrowed:	$2,861.00	< mo. late:	0 ( 0% )	680-700 (Oct-2008) 660-680 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Increase Credit Score The Smart Way
Purpose of loan:This loan will be used to refinance? a loan that we took out to remodel parts of our rental property.? At the time we took out the loan, we got a high rate.? We are trying to bring this down a few percentage points to help us get additional cash flow.? My financial situation: I am a good candidate for this loan because I have a steady and high paying job.? I earn $80,000 per year?with a bonus of 5-10% depending on corporate performance. The DQ on my record (which has been paid in full) was because of me not being able to pay my school loan after graduating.? I was working odd jobs and although I was making partial payments, the balance due was reported as DQ.? Upon getting a full time job however, I was able to retire close to $18,000 in debt obligations by running my junker to the ground allocating every extra penny to my debt and living cheap.?? Never been a big spender.? Drive a very modest car that is fully paid for.? Own a small apartment complex that I rent out? netting? $720 per month . To save money I live in and building and manage it myself.? ??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1996	Debt/Income ratio:	18%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,092	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	roccosmom	Borrower's state:	Vermont	Borrower's group:	Vermonters Unite
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 95% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 5% )	620-640 (Sep-2007) 620-640 (Aug-2007) 620-640 (May-2007)
Principal balance:	$962.20	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
I'm worth investing in!!
PLEASE NOTE THAT THE INCOME AND DEBT TO INCOME RATIO ARE NOT INCLUDING MY HUSBANDS INCOME

Purpose of the loan: My husband and I got behind on our mortgage a little over a year ago due to my husband suffering from an illness.? During that time he was temporarily laid off because he had to spend a lot of time at the hospital.? We did not have health insurance and as you can imagine the bills went through the roof!!? His health was first and foremost to us at the time.? He has since been diagnosed and treated and is back to work full time as an electrician.? We have modified our mortgage and are current on all our bills (thank God!!)? We are looking for this loan to consolidate our credit card debt, the interest rates are extremely high.? We are turning to Prosper because our debt issues have been hard to overcome with conventional lending.? We want nothing more than to erase those issues and improve our credit scores to better our future.?

My financial situation: We are up to date on all our bills. This loan will be used to consolidate all our credit card debt and to pay off a pay day loan.

Why am I a good candidate for paying back this loan? Because my husband and I are working as hard as we can in the crazy economy to keep our heads above water.? We have overcome so many hardships in the past year and just want to feel free!!? We are hard working, honest people whom have had a tough time this year and just want to be on track financially so we can think about starting a family.

Monthly net income: $2,400.00 plus my husband's income of $2,800.00 - TOTAL INCOME: $5,200.00

Monthly expenses:

House: $1400.00
Insurance: $120.45
Car expense: $412 for my husband's car
Utilities: $200.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Credit cards, other loans: $200.00
TOTAL EXPENSES: $2,632.45

Feel free to ask me any questions you may have.? I am worth the investment and will be able to make the monthly payments - this can change our lives!!? Thank you for your interest!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$82.11

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2006	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,641	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	joedonbaker	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Forklift Job Training, OSHA Cert.
Purpose of loan:

????This loan will finance the 3,000 dollar tuition I need to complete training that will license me to operate Sit-down propane and electric forklifts, Stand-up narrow isle picker trucks and Order-picker trucks while getting my three year? OSHA certification to operate said vehicles.? This course is administered by the All-State Commercial Driving School in Shelton, CT that also provides job placement services to it?s graduates.
????I feel that I am a good candidate for this loan because my? monthly rent is manageable (470.00) and my living expenses are practically nil.? I receive a small monthly stipend from my extended family? but I am eager to find real work and? pay my own way through school.? I worked in the trades after high school, mostly carpentry and construction, and was luck enough to be accepted into college when I was 25. I've had to take some loans out to pay for but I want to get them befor ethey get me..??? I am a Junior in college in New York City, attending the? New School,? I am twenty six years old and I need to expand my skill set in order to finance the rest of my education.? I currently live in the warehouse district of Brooklyn? where forklift? jobs? abound for those who are qualified.? It?s a vocation I admire and with my degree I am supremely confident that I will be employable after I graduate,? given our current economy I?m not so sure that very many other Liberal Arts majors can say that or be willing to cushion their future plans as prudently as I already am.
????I?ve lent? money through prosper before and I?m just hoping the old karma boomerang might come back on this one.

Thanks!

Monthly net income: $ 750.00-800.00

??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 20.00
??Food, entertainment: $ .00
??Clothing, household expenses $200.00
??Credit cards and other loans: $ 50.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1995	Debt/Income ratio:	26%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	44	Length of status:	9y 8m
Amount delinquent:	$1,348	Revolving credit balance:	$0	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	bold-pragmatic-finance	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest Credit
Purpose of loan:
This loan will be used to? Payoff a higher interst credit card which in turn will decrease my debt to income ratio and remove an unsecured loan from my credit report which will help my credit score increase.

My financial situation:
I am a good candidate for this loan because? I have integrity and I need this boost to pay down a higher interest loan which will start my journey to make my money work for me and I will in turn be enabled to? help others in?a way that I hope I'm helped!

Monthly net income: $? 6225.12

Monthly expenses: $
??Housing: $ 1050????
??Insurance: $ 150
??Car expenses: $420
??Utilities: $ 235
??Phone, cable, internet: $ 185
??Food, entertainment: $ 400
??Clothing, household expenses $ 110
??Credit cards and other loans: $ 450
??Other expenses: $ 750
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$338.77

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	47%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,514	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greenback-sunshine0	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off our credit card debt.? I am a prosecutor working in a small rural county in Missouri.? I have two children (10, 8).? My wife is currently 14 weeks pregnant.? I am looking to place my family on better financial footing.

My financial situation:
I am a good candidate for this loan because I have never missed a mortgage payment or a credit card payment.? I have a stable position in a public service job.? I can make monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$436.84

Auction yield range:	17.23% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1994	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,138	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	transparent-investment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
investor
Purpose of loan:
This loan will be used to? pay for business expenses with money allocated towards website hosting and design,?phone lines, short term rental of professional office space, and down payment on?several real estate deals.?

My financial situation:??
??I am a good candidate for this loan because? I have worked for the same company (Walt Disney World) for over 15 years, I am a single mother and while employed at this company I decided to go back to school and get my bachelor's degree and?my commercial pilot's license.???
?I am a home owner, have a 2007 Toyota Camry that is paid in full, and own a Cessna 310-D multi-engine airplane that is also free and clear.??
??Finally, the reason I have an excellent credit?rating (715+)?is because I am a responsible and reliable money manager and I have never paid late any bills.

Monthly net income: $ 3,500

Monthly expenses: $ ??2,170
Housing: $ 1,500.00
Insurance: $ 60??
Car expenses: $ 60??
Utilities: $ 100??
Phone, cable, internet: $ 100??
Food, entertainment: $ 250??
Clothing, household expenses $ 100??
Credit cards and other loans: $ 0??
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1999	Debt/Income ratio:	12%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	1y 10m
Amount delinquent:	$515	Revolving credit balance:	$5,194	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	42	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	PythonMorphBreeder	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008) 520-540 (Jul-2008) 640-660 (May-2008) 640-660 (Apr-2008)
Principal balance:	$1,485.24	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Need Funded by 08/17 Reptile Expo
Purpose of loan:
This will need to be 100% funded by AUGUST 17th!!?Then will end auction then!?This loan will be used to? Help pay for supplies for my reptile breeding business.? I will be attending a reptile breeders expo in late august and can get great deals on my supplies.? I do not want to open a credit card and this loan will work out better for me!? I have 1 loan that i took out last year on prosper and am current on all payments so I am a great canidate for the loan! Thank You!

My financial situation:
I am a good candidate for this loan because? My credit is bouncing back and I am getting on the right track after my college years and not understanding what i was doing to my credit!? I also have 1 loan from last year on prosper and am current on all payments!? I really need this for my business!? Also it states I have one outstanding balance of $515 which is incorrect. That was a bill from the emergency room which was paid in full and had sent a copy of the paid check but still has not been removed from my credit report.

Monthly net income: $ 5140.00

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 123.00
??Car expenses: $ 60
??Utilities: $?150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $?500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,575.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.46%	Starting borrower rate/APR:	24.46% / 26.76%	Starting monthly payment:	$101.65

Auction yield range:	8.23% - 23.46%	Estimated loss impact:	7.06%
Lender servicing fee:	1.00%	Estimated return:	16.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1989	Debt/Income ratio:	20%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	17y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,472	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hsprovider	Borrower's state:	Texas	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,250.00	< mo. late:	0 ( 0% )	680-700 (Apr-2007)
Principal balance:	$3,044.17	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Strait "A" Student Needs a Car
Purpose of loan: This loan will be used to purchase a vehicle for my daughter. I asked her why she needs a car. Her response is " I need a car for school, I am studying to be a Doctor and will need transportation to health science clinical training rotations at varoius hospitals, as well as to my part time job. I have always?made strait "A"s in school. Having a car will help me to achieve my goal in becoming a Doctor so that I may help others." My Dad has agreed to list this request on Prosper as a way to help me get a car. My Dad will make the payments on this loan and I will help out with the insurance and gas. Please bid on my loan request for a car. Thank you very much, Carley

My financial situation: Just a few years ago my credit score had fallen to 540 due to a serious downturn in the economy caused by 911 and a divorce (bankruptcy 6 years ago). Since then I have reestablished my credit and my score is now nearly 700. Just over two years ago, I borrowed $10,250 from Prosper peer to peer lending and have made every payment on time. This additional loan will not create any financial preasure on me as far as ability to repay it. Your bidding is greatly appreciated.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $?550
??Insurance: $ 75
??Car expenses: $?455
??Utilities: $ 150
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $?200
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419807
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.43%	Starting borrower rate/APR:	29.43% / 31.80%	Starting monthly payment:	$421.40

Auction yield range:	11.23% - 28.43%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1999	Debt/Income ratio:	25%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,894	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	naya50	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008) 660-680 (Dec-2007) 660-680 (Nov-2007)
Principal balance:	$2,629.38	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Staying ahead of the credit crunch
Relisting
Thank you for your support on my previous listing it got up to 83%. I do hope that you will bid again and help me fund this loan. Thank you

Purpose of loan:
Thank you Prosper for financing my first loan in 2007. I was able to pay off one of my credit cards and had a simple but beautiful wedding.? This 2nd loan will be used to consolidate all of my credit card debit at a better fixed interest rate. Thank you

My financial situation:

I am a good candidate for this loan because I have a good history of paying back my loans/ credit etc.? As my credit history shows I am never delinquent . I have a very good job in healthcare with a good forecast of job security. Based on my present income, I am financial able to pay this loan back with out difficulty.

Monthly net income: $ 5000.00

Monthly expenses: $ 4575
Housing: $ 500
Insurance: $ 375?
Car expenses: $ 350??
Utilities: $ 100??
Phone, cable, internet: $ 100
Food, entertainment: $ 300??
Clothing, household expenses $ 350??
Credit cards and other loans: $ 1500??
Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2008	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$2	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rapid-economy	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college/used car
Purpose of loan:
This loan will be used to pay off some of my college expenses for this fall semester and I'm looking to buy a used car as my first car. I will also be living off campus at my university (Stony Brook University) so I will need the car to go to and come home from the campus. Plus, I am still looking for an apartment to live in near campus, so usually landlords ask for a security deposit and first months rent. This loan would really help with both the car and apartment issue.

My financial situation:
I am a good candidate for this loan because I just recently got a sales and marketing job (commission based) with a base pay of $17.25/hour and this will help pay off the loan. Currently I live with my parents (I live away from home during school) and dependent on them so I help pay the groceries, cell phone and cable TV/internet bill.

Monthly expenses: $
??Phone, cable, internet: $ 300
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 15

This loan would REALLY help me to get a used car and my apartment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$623.98

Auction yield range:	11.23% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1985	Debt/Income ratio:	21%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	72	Length of status:	20y 7m
Amount delinquent:	$0	Revolving credit balance:	$44,624	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a-payout-gatherer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building purchase to eliminate rent
Purpose of loan:
This loan will be used to?
I would like to purchase a downtown building to own our buisness location amazingglaze.biz. I am employed by the city the building is located. I would immediately move the business and rent the second floor residential. Long term I plan on dividing the first floor with an office space (great for attorney as the location is door step to door step to the county courthouse) and third floor as divided loft apartments. The City of Pekin is offering downtown revitalization matching funds of 25k per floor with an additional 13k matching for facade program. The business and second floor residential rental would be immediate. Just a little cleaning......
My financial situation:
I am a good candidate for this loan because?
Excellent credit, Never have missed a payment in my life. Still believe a handshake and a person's word means something. In this economic climate 100 or even 90% lending is not happening and I do not have the 20% down. I am approved for an 80% commercial loan through CEFCU (John Hestrom 309.633.7000 is the commercial lender point of contact).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$725.36

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$56,838	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	basis-mongoose	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Your assistance is needed
Purpose of loan:
This loan will be used to? pay for pre-ordered fall/winter inventory

My financial situation:
I am a good candidate for this loan because? I have utmost integrity. I have never not payed back what was owed. I am in this temporary bind because every single credit card companies and my bank slashed my credit limits by at least 40% from where it was.? My FICO was 810 a year and a half ago, but because of this recession the sales slowed and I had to use?CC's for purchases then of course, the rates went up and my credit limits plunged along with my credit score.
I own a condo with $90,000 in equity and I also have a second job that pays minimum $2,000 a month.? I just need a little help and I know that I will pull out of this?rather uncomfortable?fianancial situation that I am in now.? My business is worth at least $200,000 if I choose to sell it because it is one of the most beautiful up-scale boutique in town in a most coveted community.? I have loyal customers who are supportive and wanting me to stay. There are countless stores in town that closed up, but I am still here. This is my very first business and being a woman who?moved here?to USA?from Korea?I feel very proud that I am my own boss. I have risked everything that I have worked all my life for this business and I worked and still work seven days a week since the store opened. My employees has? much better hours. ?I am not about to give up just because the economy is in the dumps.? I believe that it will turn around soon and I?will prevail and add another store next year. Your time in reading this? and your consideration is much appreciated.
Thank you.

Monthly net income: $ varies from $15,000 to $20,000

Monthly expenses: $?

??Housing: $ 1281
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $?180
??Phone, cable, internet: $ 110
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 31.39%	Starting monthly payment:	$41.06

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1991	Debt/Income ratio:	23%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	0y 11m
Amount delinquent:	$374	Revolving credit balance:	$8,366	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	3
Screen name:	taffyann58	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to get bills paid off.

My financial situation:
I am a good candidate for this loan because?I have a steady job. My prior employer made a management change that resulted in me leaving my Property Manager's position after 9 years. I secured another job after just 30 days, but at a much lower rate of pay. I am trying to pay off some earlier bills, so that I can live within my new means.

Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 625
??Insurance: $ 125
??Car expenses: $ 250
??Utilities: $ 90
??Phone, cable, internet: $ 105
??Food, entertainment: $ 200
??Clothing, household expenses $ 50????
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1985	Debt/Income ratio:	9%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	1y 10m
Amount delinquent:	$105	Revolving credit balance:	$9,300	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	0
Screen name:	BackOnTrack23	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 62% )	600-620 (Latest)
Principal borrowed:	$1,100.00	< mo. late:	5 ( 38% )	560-580 (Jun-2008)
Principal balance:	$893.37	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
To pay for my Wedding
Purpose of loan:
This loan will be used to?PAY FOR MY WEDDING.?

My financial situation:
I am a good candidate for this loan because?I had a past Prosper loan?and it is in?GOOD standing and I made all payments.?

As with most people when they were younger, I got myself into financial trouble by racking up credit cards while in college.? I worked my way through college and landed a good job afterwards and have since advanced my career.? I have been out of college for awhile now and have taken steps to right my financial mistakes.? I have been in my current job for the past 2 years and love it!? I have never been without a job.? My salary is good but unfortunately due to past financial troubles my credit rating does not allow for me to get a traditional loan.? What I am looking to do with this loan is to pay for my wedding.? We are hoping to have a small wedding with family and close friends, but as you can imagine even this is expensive.? I am confident that I will be able to pay for this loan because I no longer have much monthly debt.? I have also used Prosper before and made all my payments.? I will continue to do the same with this loan.? I am set up to make automatic payments from my bank account so all payments will be made on time every month.

I am excited to start the next chapter in my life and finally found the one person that I want to spend the rest of my life with.? Please help me realize this dream and assist me with a loan.? I am willing to answer any and all questions and can prove my income.?

Monthly net income: $6,000

Monthly expenses: $3,300
??Housing: $1,200
??Insurance: $100
??Car expenses: $500
??Utilities: $300
??Phone, cable, internet: $300
??Food, entertainment: $500
??Clothing, household expenses $200
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$72.42

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2004	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,374	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	courageous-money	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Better Rate For Credit Cards
To bring down my credit card debt at a lower rate:
This loan will be used to pay down my current credit card debt. I want to start off with about $2000 first and pay it off, before I use a second loan to pay off the rest.

I am currently a student at a local community college. I am involved in my family's property management business. My income is about $1000 a month. My car, insurance, and rent/utilities are all paid for.:
I am a good candidate for this loan because I've been building my credit since I was 16 years old, and have been very careful to keep a good credit score. My increased debt that I'm paying off is situational. I had a few car problems that brought up my credit card debt. I want to have a lower rate to pay off my credit card balance off sooner. I am fully capable of paying my monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1999	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,658	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	PeragroVeritas	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Carving out a Niche
I am going into my final year as a Law School student that is planning to embark on a career in law once I graduate while still maintaining my profession in real estate. While going to law school I currently work full-time in real estate. My expenses for the most part are covered by student loans, however I have found myself in this perpetual cycle where all of my income goes towards paying off debt (which it should be) and I am unable to use any of my income from real estate to progress and really carve out a niche for myself. Therefore, I am hoping to be able to get a loan that will allow me a little money to design my own website to be able to start the marketing that I project will double my income within a year.

Expense for a Quality Website that will Double My Income: $7,000

Monthly Expenses: $2,600

Total Monthly Student Income: $2,400
Total Monthly Real Estate Income: $2,000

It should be obvious from this that my ability to pay is not diminished and my expenses will not increase with this loan, it would allow me to carve out a niche in the market potentially doubling my income to $80,000 per year. Please email me with any questions and I will be more than happy to answer them. Thank you for your assistance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1996	Debt/Income ratio:	19%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$60,175	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tough-compassion	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate debt
Purpose of loan:
I'd like to pay off a few smaller credit card debts.

My financial situation:
I am a good candidate for this loan because I have never, ever missed any payment of any kind. I'm have worked in the same industry for 35 years with the same organization for 15 years. My job is stable. Yes, I have debt, but I always?honor my payment commitments.?

Monthly net income: $ 7,000

Monthly expenses: $
??Housing: $ $2,595
??Insurance: $ 400
??Car expenses: $ 600?
??Utilities: $ 600
??Phone, cable, internet: $?200
??Food, entertainment: $ 600
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 1,500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.01%	Starting borrower rate/APR:	22.01% / 24.27%	Starting monthly payment:	$76.39

Auction yield range:	8.23% - 21.01%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2005	Debt/Income ratio:	10%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$12,059	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bcuke	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Computer Purchase
Purpose of loan:
I need a new computer as my old laptop is toast.

My financial situation:
I have few financial obligations as I still live with my parents and am in college (which my parents generously pay in full) and can easily repay this loan with savings.

The revolving debt figure above is incorrect as that includes a credit card that is my parents and is still issued in my name.? I have a revolving credit balance of less than $400.? My credit rating is actually 734... I don't understand why I am listed as 680-700.? I assume this would probably make me at least be a B or A rate borrower.

I pay my credit card statement in full every month and have no other outstanding debt.

Monthly net income: $ 2000

Monthly expenses about $400 a month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1997	Debt/Income ratio:	37%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,200	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	2
Screen name:	affluence-ace	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$2,417.87	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Paying off debts
Purpose of loan:
I will be using the loan to pay off various debts.? I have?a couple high interest?credit cards I would like to pay off as well as make some household improvements.?

My financial situation:
I pay my bills on time and have a good, steady income.? I do have a lot of debt but would like to work on paying that down.? This loan would give me a chance to consolidate some credit card debt and pay it off sooner.?

Monthly net income: $ 5000 with my second job at Midelfort Clinic Express Care in which I work one to two weekends a month and make about $550-800 per month.? I can verify this income with paystubs as well.? My husband also brings in about $1600 a month to help with bills.

Monthly expenses: $
??Housing: $ 1530
??Insurance: $ 150
??Car expenses: $ 423
??Utilities: $?180
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1994	Debt/Income ratio:	24%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,266	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Miketheman	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 640-660 (Jul-2008) 540-560 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Home Improvement
Purpose of loan:
This loan will be used to pay for much need renovations to our home.

My financial situation:
I am a good candidate for this loan because?my?credit rating will reflect that I have been paying my bills on time and is?very stable in my?home and wok place.??

Monthly net income: $5200

Monthly expenses: $
??Housing: $ 1217
??Insurance: $ 252
??Car expenses: $ 645
??Utilities: $?500
??Phone, cable, internet: $ 160
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 60
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419855
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$109.21

Auction yield range:	4.23% - 17.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2007	Debt/Income ratio:	27%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,401	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dedicated-hope	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used for College as back up funding for housing, auto or other emergent use.

My financial situation:
???? I am a good candidate for this loan because I am a responsible graduate student went to Seton Hall from 2006-2008 for M.A in Asian Studies. After that I worked in Bennington College, teaching Chinese Language. Now I am going back to Seton Hall again for another graduate level program, International Business Certificate. My latest credit score is 710. Always pay rent on time, etc.
???? My parents are sponsors for my college funding, also I have funding from the? previous job. I am likely to get to work in the college library, where I used to work. Even though I do have funding resource, it would be better if I have a back up funding for all kinds of emergency use. ?

Monthly net income: $ 600 from library job.?$800 from parents support. ?

Monthly expenses: $ 1050
??Housing: $?600
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$302.09

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2001	Debt/Income ratio:	31%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,425	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	jsh2001	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying For Our Wedding
Purpose of loan:
This loan will be used to pay for the wedding of our dreams.

My financial situation:
I am a good candidate for this loan because I have always maintained good credit and have never made a late payment.? I have a stable career as a Structural Engineer in the nuclear industry.? My Prosper rating is low because I recently had to relocate and was unable to sell my home, but have since rented the home out for enough to cover the monthly payments.? Holding on to this residence has severely affected my DTI, but as I said the mortgage is being covered and I can assure you this loan will be paid for.

Monthly net income: $ 5800 including my fiance's income and rental income from my previous home I was unable to sell.

Monthly expenses: $3550
??Housing: $820
??Insurance: $150
??Car expenses: $800
??Utilities: $150
??Phone, cable, internet: $330 ?????
??Credit cards and other loans: $1300 (Including mortgage that is being paid from rental income)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1999	Debt/Income ratio:	46%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	80	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$140,666	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Advisor_Ryan	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	600-620 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Get rid of a few nasty credit cards
Please Bid With Confidence!

Purpose of loan:
Thanks for considering my loan!? My name is Ryan and I am a financial advisor for a large national firm.? I am married with two daughters and one son who are?ages 5, 3?and 1.? I own my primary residence in?Salem?and a 4-Unit?rental property in Fargo, North Dakota.?

My financial situation:
Great!? I have enough income to meet my immediate needs.??I have no late payments on my?credit?history and you?can be rest assured that there NEVER will be!? My credit score is a little lower than it should be due to high credit card balances.??I have been extremely stupid with debt in the past and am working my hardest to get these?cards taken care of.?? The high credit card balance reporting is a little misleading should be?$40,000 lower due to Home Equity Line that is reporting incorrectly.? Please bid with confidence as this loan will be paid early EVERY month and will be completely?paid-off before the 3 year term is up.? I had a previous loan that was used to purchase a new furnace, gutters and soffit for our rental along with some other minor repairs.? This loan was paid-off early.

Cards to be paid off:

US Bank: $2,700 at 27.9%
Discover:? $2,000 at 29.9%
GM Card: $2,800 at 24%

The rest of my cards have decent rates of 4.99 - 12.99%.

Monthly net income: $ 6550.00 (Including my wife at?$1000/month and?our rental at?$1800/month)

Monthly expenses:?
??Primary Mortgage(T&I): $?1028??
? Insurance: $ 30
??Car expenses: $ 200
??Utilities: $?76
??Phone, cable, internet: $ 82
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 827
??Other expenses: $ 100
??Rental Property Mortgage(T&I): $?1408??
? Other Rental Property Expenses: $ 150
TOTAL:? $4201

You can see my debt-to-income ratio is high (64%)?because of the rental property, which does cash-flow by itself.? With the rental income and expenses removed, by DTI is a?little?more manageable at 55%.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$102.64

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2001	Debt/Income ratio:	33%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,015	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	finance-axis7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car
Purpose of loan:
This loan will be used to purchase a replacement vehicle. I have $5500 cash in hand to put toward the vehicle, but the current price negotiated is $8000 so this will make up the balance of the loan. Details of the vehicle have been taken directly from the listing on a private site and copied to one of my personal sites where it can be viewed by any prospective lenders. View The For Sale ad

My financial situation:
My finances are solid, no bills are ever paid late and my income supersedes my debt. I show a high utilization ratio but that number also reflects a deposit for a wedding reception in October and will be decreasing to under 20% after the bill is paid in full. The one delinquency that is reflected is from a dispute on a student loan that was closed and paid in full immediately after the dispute was settled, the delinquency had already been reported at that point.

Monthly net income: $ 2291

Monthly expenses: $ 1360
??Housing: $ 500
??Insurance: $ 160
??Car expenses: $ 200
??Utilities: $ Included in housing cost.
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ varies
??Credit cards and other loans: $ 100
??Other expenses: $ varies

Some expenses have been listed as "varies" as they are not a set monthly bill as electric and insurance would be. Although both of these fields are hard to quantify I could estimate no more than 100-200 Maximum on a monthly basis.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1995	Debt/Income ratio:	22%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,301	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	delectable-funds	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying 401k loan
Purpose of loan:
This loan will be used to?
to pay back my loan on my 401k so that i can rebarrow on it
My financial situation:
I am a good candidate for this loan because?
i will be able to pay this loan back in less than 60 days
Monthly net income: $

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 100
??Car expenses: $530
??Utilities: $ 0
??Phone, cable, internet: $60
??Food, entertainment: $ 100
??Clothing, household expenses $50
??Credit cards and other loans: $ 120
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$200.36

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1994	Debt/Income ratio:	14%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,562	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tigerwoods9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 660-680 (Mar-2008) 700-720 (Aug-2007)
Principal balance:	$2,060.64	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Child needs braces - 715 Creditscor
Purpose of loan:
This loan will be used to pay for braces for my daughter.? Being self employed means I carry my own insurance and we do not have dental coverage.? Even when I did have employer-sponsored dental, it only covered $1000 of orthodontics.? The braces are $6,000

My financial situation:
I am a good candidate for this loan because I have a perfect payment history with prosper and my credit is above average.? Prosper assigns an HR based upon my self-employment status, which will make it extra challenging for me to get the loan.? If you are a?lender who is looking for a good risk with your money, please know that you can trust me.

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 2500
??Insurance: $ 200????
??Car expenses: $ 1000
??Utilities: $ 300????
??Phone, cable, internet: $ 270????
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $?450
??Other expenses: $ 850
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$126,756	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	56bones	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CASH FLOW BUSINESS EXPANSION
Purpose of loan:
This loan will be used to? leverage my investments in prosper. My plan is simple borrow money from prosper in an effort to prosper at a higher rate of return. I will then be using this profit to help fund a marketing campaign for my new business selling healthy energy drinks and meeting new people who still have dreams of bigger and better lives and are willing to take these small risks for the potential of exceptional rewards. My immediate goal is to earn $10,000.00 per month within?730 days from?April 30th, 2009 the day I took my first step into this ideology of independent success while helping others, to help themselves and enjoy a healthy energy drink in the process.

Company Information:?
Check it out?www.madmoney411.com? People don?t have to change eating habits ? grab and go - Share with others to promote FUN, simple, delicious products!?Try?it, you have nothing lose and everything to gain. Please take survey after you try it so?I know how your felt.

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Free Sample site: http://madmoney411.FreeAloeControl.com
AloeControl? Survey site: http://madmoney411.AloeControlSurvey.com

My financial situation:
I am a good candidate for this loan because?I am currently a lender on prosper and will be using this loan to?lend out more money in an effort to?make the difference based on interest.? I will use my profit to help fund a marketing campaign to grow my?drink business. You can see my prosper stats at www.lendingstats.com? and you can help me grow my?drink business at? www.madmoney411.com ?together we can prosper with the energy to do it. So please review this information to help me with my loan request and possibly help me with my new business as my/our success can only help me repay you your money faster and may even earn you a spot in a fun and exciting new company with significant cash flow potential for all involved. Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.16%	Starting borrower rate/APR:	13.16% / 15.31%	Starting monthly payment:	$202.63

Auction yield range:	11.23% - 12.16%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1995	Debt/Income ratio:	44%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$22,284	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	investment-bearer	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating High Interest Loans
Purpose of loan:
This loan will be used to fund High Interest Rate Loans/ Credit Cards

My financial situation:
I am a good candidate for this loan because i make excellent money.
I live with my Fiancee, the monthly NET income is my income only.
We are getting married very soon and want to consolidate debt for our future together. We could pay this off in the future, but we would rather do it now.

Monthly net income: $ = 3950

Monthly expenses: $ (1,450)
??Housing: $ 600
??Insurance: $ 0 (Already paid in advance)
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1993	Debt/Income ratio:	22%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$79,691	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	optimizer5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
<- Got these? I haven't...
_ Washer & Dryer for new home _

Purpose of loan:
This loan will be used to?
Purchase a new washer and dryer for my new home.
Citibank (HomeDepot) and GEMoney (Lowes) don't want my business -- I hope that you will be happy to pick it up where they refuse to!

My financial situation:
I am a good candidate for this loan because?
1) * no missed or late payments on any credit / installment / loan accounts, ever (15-year credit history) !! *
(so, I wouldn't ever be late on, or miss, my Prosper loan payments either :-)
Look beyond the FICO score and at the 100% clean ontime payment performance record in the credit report.
2) University faculty -- securely employed
3) 15-year credit history with no baddies; U.S. citizen
4) employed full-time since 1998 in the same field?
5) NOTE: high %util is due in part to indiscriminate credit limit cutting and ratejacking by Amex/B-of-A/HSBC throughout 2008 and is not wholly a reflection of my personal creditworthiness.

Monthly net income: $ 6,000 _AFTER_ fed/state/city taxes and _ AFTER _ all health insurance payments

Monthly expenses: $
??Housing: $ 1,500 mortgage (30-year fixed): payment incl. Principal, Interest, Taxes, Mortgage Insurance, and Property (Home) Insurance
? Other Insurance: $?30 (car)
??Car expenses: $?300 (leasing a new car completely covered by warranty for entire duration of lease) + gas (20 miles RoundTrip commute)
??Utilities: $?100 (electric, water, gas)?
??Phone, cable, internet: $ 220?
??Food, entertainment: $ 200
??Clothing, household expenses $ 0 - $ 50
??Credit cards and other loans: $ 1,500 approx. (includes student loans, revolving accts,?and some nonrevolving accts with NO new debt possible)
??Other expenses: $ NO discretionary spending

p.s. Still haven't received (going on several months...) the overhyped, never-materialized IRS First Time Homebuyer Tax Credit
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$1,094.14

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1995	Debt/Income ratio:	19%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,903	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	understanding-dinero	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding loan
Purpose of loan:
This loan will be used to?
costs for my wedding i have saved about saved about 15000 thousand? and i will need about 25000 to take care of all the costs i have good income
i make more thin 4500 net a month my future husband owns his own car dealer but i want to take care of the wedding cost he has his own home paid off hard thing to do this days but even tho whit out him i make good money to pay back my loan i have no expenses no car payment my car is paid off
My financial situation:
i always pay my bills on time i dont owe any debt on my credit cards or anyware? my credit will show that
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$332.77

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1996	Debt/Income ratio:	72%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$40,252	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	the-clean-return	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off 2 credit cards.

My financial situation:
I am a good candidate for this loan because? I am a hard working teacher and mother. By helping my family with this loan, you will be helping our family get out of the black cloud of high interest and fluctuating payments of credit cards.? We really appreciate your generosity and thoughtfulness which will assist us in building a better future.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 600
??Insurance: $?75
??Car expenses: $ 100
??Utilities: $ 175
??Phone, cable, internet: $?250
??Food, entertainment: $ 700
??Clothing, household expenses $?150
??Credit cards and other loans: $ 1000
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$212.61

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$32,582	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	return-sensation5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
" Paying off some bills"
Purpose of loan:
This loan will be used to? pay off some bills

My financial situation:
I am a good candidate for this loan because? i care deeply about my credit, i would never do anything to jeoparadize it. I have never missed a payment or bounced a check in my life. i do own my own business, but with the economy the way it is, i fell behind a little on some bills. I would love the oppurtunity to prove myself to you that i am a responsible adult.

Monthly net income: $ 5650

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 275
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 65
??Food, entertainment: $ 150
??Clothing, household expenses $?200
??Credit cards and other loans: $?300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$406.53

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1994	Debt/Income ratio:	64%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$39,091	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cjw1970	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	760-780 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	720-740 (Apr-2008) 720-740 (Feb-2008)
Principal balance:	$12,017.47	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Lower Interest Rate

Please Help Me Stay with Prosper

In May of 2008, I was fortunate enough to gain the support of Prosper Lenders to help me transfer an $18,000 credit card balance from Citibank to Prosper.? Although my rate only went down to 23% from 29%, I was more than thrilled to be paying interest to individuals rather than Citibank.? Over the past fourteen months, I have proudly upheld my commitment and made each payment on time and in full.? As a result, I have paid down my loan from $18,000 to $12,000.

I am now in a position to pay off the full balance of $12,000 immediately.? However, if I can obtain a reasonable rate (under 10%), then I'd prefer to continue paying monthly in order to keep my $12,000 in cash reserves for emergency purposes.

Thanks in advance for your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$103.41

Auction yield range:	11.23% - 27.00%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1984	Debt/Income ratio:	18%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	33	Length of status:	6y 8m
Amount delinquent:	$1,126	Revolving credit balance:	$654	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rufus	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 86% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	5 ( 14% )	560-580 (Nov-2007) 640-660 (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off high interest loans and get kids back in school.

My financial situation:
I am a good candidate for this loan because? My pay has increased for the past 2yrs and have paid off a car and several other hospital bills in the past year.

Monthly net income: $4250

Monthly expenses: $ 2832
??Housing: $ 1181
??Insurance: $ 220
??Car expenses: $ 497
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $?350
??Clothing, household expenses $ 125

??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,850.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$83.69

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1999	Debt/Income ratio:	14%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	10y 9m
Amount delinquent:	$338	Revolving credit balance:	$14	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	6
Screen name:	edfooyoung	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-560 (Jul-2008)
Principal balance:	$490.60	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off small debt / home improv
Purpose of loan:
This loan will be used to? pay off small debt and some home improvements for upcoming home purchase

My financial situation:
I am a good candidate for this loan because? my debt is very low. I have a previous loan from Prosper Members and have faithfully paid it on time each and every month. I have never missed a payment and I have been a lending member as well for almost? a year now. I believe in paying it forward.

Monthly net income: $ 3300

Monthly expenses: $
??Housing:? $935.00
??Insurance: $ 156.00
??Car expenses: $ 260.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 50.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	4.50%	Starting borrower rate/APR:	5.50% / 8.97%	Starting monthly payment:	$30.20

Auction yield range:	4.23% - 4.50%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	2.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2001	Debt/Income ratio:	23%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,827	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Pilot12	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying the Borrowing Side
Purpose of loan:
I am trying the borrowing side. Money will be reinvested in Prosper.

My financial situation:
Stable. I have never made a late payment.

Monthly net income: $ 1500 My Debt to Income Ratio is high at the moment because my wife and i just bought a new mattress ($1,100). We have a total of only about $1,800 in debt. The debt is split between two separate credit cards, both of which charge no interest for 9 more months. They will be paid off in about two weeks. I don't pay interest on consumer products. I do, however, take advantage of credit card reward programs in order to earn a little extra cash when i do make large purchases. That is why I only use the credit cards that are still charging 0% interest for purchases I cant pay off immediately. My car will also be paid off in about two weeks so that will free up another $200.00 a month. Thank you for bidding.
??Housing: $ 368
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 32
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$21,814	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	return-artist	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards ect
Purpose of loan:
This loan will be used to? pay off higher interest debt

My financial situation:
I am a good candidate for this loan because? I have been employed by the same fortune five hundred co for the past five years. I have a perfect pay history for those five years. As business manager I judge ability to repay on a daily basis and I have more than enough ability to repay. my goal is to?eliminate my auto payment?two?credit card payments into one. I am happily married and devoted to charitable causes and love dogs. Thanks

Monthly net income: $8000

Monthly expenses: $
??Housing: $?1788
??Insurance: $ 150
??Car expenses: $ 427
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$176.42

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2000	Debt/Income ratio:	34%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,437	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	laz053	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008) 600-620 (Jan-2008) 580-600 (Sep-2007)
Principal balance:	$2,931.66	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off Cedit Cards

Purpose of loan:
This loan will allow me to pay down my high interest credit card debt and student loans I acquired while in school.? I work hard to pay my bills, but with multiple cards and student loans it has become increasingly difficult to keep track of what is coming and going. This is my second loan request?with prosper.? With the first loan of $5000, I was able to pay off?one student loan.?? Paying down some of these remaining credit cards will be a huge relief.? I work for a very successful group of doctors with great job security. I always pay on time and? currently have no delinquencies.?Please be confident this loan will be?paid on time every month.?? Thanks for your help!

Monthly net income$ 3200
?Housing: $ 300- I pay rent to my sister
??Insurance: $ 103
??Car expenses: $ 412
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $?674

Leaving me roughly $530 remaning for savings, 401K, and other expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$302.18

Auction yield range:	17.23% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1995	Debt/Income ratio:	11%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,071	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Surgeryman	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$6,544.11	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Pay off credit cards
Purpose of loan:
This loan will be used to?pay off credit cards and to use the money to pay off the loan and to invest the balance that I would have normally would be obliged to pay to the credit card companies.

My financial situation:
I am a good candidate for this loan because? I have a full time career in medical device sales and I am building a new medical device company that has a successful product in clinical trials

Monthly net income: $varies between $6500-$11000

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 125
??Car expenses: $ 730? as I am in sales in New England I pay for my gas expenses to travel
??Utilities: $0
??Phone, cable, internet: $270
??Food, entertainment: $ 450
??Clothing, household expenses $
??Credit cards and other loans: $1900
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$257.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1998	Debt/Income ratio:	15%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	18	Length of status:	5y 0m
Amount delinquent:	$3,375	Revolving credit balance:	$2,971	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Hephaistion	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (May-2009) 600-620 (Sep-2008) 600-620 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
debt consolidation
Purpose of loan:
This loan will be used to consolidate my remaining debt. So I may pay it off quicker.

My financial situation:
I am a good candidate for this loan because I have been steadily employed at the same position for almost five years. My income has remained steady, while my credit has improved over the last few years. I have also recently down sized so that more of my income can go to my debt load.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 510
??Insurance: $
??Car expenses: $
??Utilities: $ 45
??Phone, cable, internet: $ 175
??Food, entertainment: $ 150
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 375
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2002	Debt/Income ratio:	24%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,167	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	deal-atizer	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of high intrest Student loan
Purpose of loan:
This loan will be used to?
Pay off my final high intreast personal loan which I took it from the bank. I have been in the food industry carreer and been working for a food industry business since 5 years. I been in the same job since last 5 years. I have been pay all my bill on time and never have been late. My credit history will show my personality. Please help me and I will not let you down. Thanks
My financial situation:
I am a good candidate for this loan because? I have a really really excellent credit and I have been on the same job since last 5 yrs. I been paying all my bills on time and never have been late. I will not let you down. thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$75.46

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1998	Debt/Income ratio:	80%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$61,088	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	jasjeje	Borrower's state:	Ohio	Borrower's group:	Veteran Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge loan
Purpose of loan:
This loan will be used to? Keep our excellent payment history.

My financial situation:
I am a good candidate for this loan because? We've maintained a perfect payment history for decades. My wife is scheduled to take the NCLEX test this week. Once she passes, she'll be able to accept one of the many nursing job offers that she's already received. Our income will double once she's hired.

Monthly net income: $ 6,000

Monthly expenses: $ 6,000
??Housing: $ 1,200
??Insurance: $ 300
??Car expenses: $ 720
??Utilities: $ 200
??Phone, cable, internet: $ 180
??Food, entertainment: $ 1,200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1,500
??Other expenses: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	19 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,271	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	duckets	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lost My Girlfriend, Gained the Debt
Purpose of loan:
This loan will be used to pay off some debt accumulated while trying to improve a home I purchased for my ex and I.? She wanted all new fixtures, appliances, tile etc so I?put the purchases on my card - she didn't have one.? She became unbearable (controlling and a little crazy) so I had to end it despite being in love with her.? Tough decision, but the right one.?

My financial situation:
I am a good candidate for this loan because I have too much pride to be a deadbeat.? I admit that I made mistakes by trusting her to agree to help pay this stuff off - I jumped in head first and got burnt, but I'm a young guy and I'll move on.? My monthly income varies incredibly (My largest gross in a month was $122,000, my lowest gross was -$1,000) but the average is around $7k NET.????? I will be rated HR because of past delinquencies related to a health insurance screw-up in 2003, high utilization of credit (due to buying a house and running up cards since the ex didn't have any) despite having a credit score of 700+.? I can supply a copy of the last time my credit was ran (I think around March or April, and definately around Jan/Feb as I closed on the house Feb 9th)

Monthly net income:? Average $7,000

Monthly expenses: $
??Housing: $ 2600
??Insurance: $ 300
??Car expenses: $ 300?
??Utilities: $ 250
??Phone, cable, internet: $?85
??Food, entertainment: $ 400
??Clothing, household expenses $ 200?
??Credit cards and other loans: $ 800

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1983	Debt/Income ratio:	41%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	30 / 24	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	60	Length of status:	26y 0m
Amount delinquent:	$237	Revolving credit balance:	$104,358	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Teener	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 82% )	600-620 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	2 ( 18% )	660-680 (May-2009) 640-660 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
1st Prosper Loan PD! Pay CC's off!
Purpose of loan:? To consolidate bills

I paid off my last Prosper loan in a year or less.??However, I used most of my savings to do so, thinking I would be ahead in the long run.??? Then some of the credit cards that I had,?increased their payments and interest rates and lower my available credit.?? Due to some bad luck the first of the year I had to take a couple of? payday oans out to to get car repairs done and now find myself losing?money every month on them..? I want to pay off the rest of the high interest cards.? I also paid off my vehicle this year so it would be great to stop wasting money on interest for the credit cards.? I'm really working toward being able to have my husband retire next year and need to get the rest of the payday loans and CC's out of the way in order to make that happen.?

My financial situation:(explain why you are a good candidate for paying back this loan)

I've worked for the same company for 25 + years.? The only reason my credit rating is lower than should be is that I have too much credit.? Until recently I had always paid on time and I still have never?dfaulted on any loan.??????In addition, I have been married for 37 years?and my husband?has an income.? He makes the mortgage payment and pays his own bills.? My debt to ratio is not as high as indicated because his income is not counted as part of mine, but our joint creditors are. In addition, we have a rental property which has an income of $925.00 and has been rented to the same party since we bought it in 1998.? The mortgage on the rental is $713.00 so we make an extra $200.00 off of that.? We could try and refinance the rental but then it would be another 20 years of paying off.? That's why this is such a good program because you are paid off in 3 years.?

I absolutely guarentee you won't lose your money on me.? Take a chance!

I want to pay off the following credit cards:

Citicards? $3000.00? currently?29%?(160.00)
Thinkcash $3000.00 currently 32%? (398.00)??
Couple of payday loans? $1000.00

Monthly net income: $ 5100.00.? (includes the rental property, but not my husbands's income of 2500.00)

Monthly expenses: $ 3317.00
??Housing: $?713.00
??Insurance: $ 80.00
??Utilities: $ 200.00
??Phone, cable, internet: $?200.00
??Food, entertainment:?300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?1000.00
??Other expenses: $ 300.00
Truck payment:? $324.26
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$217.77

Auction yield range:	17.23% - 31.00%	Estimated loss impact:	26.82%
Lender servicing fee:	1.00%	Estimated return:	4.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1995	Debt/Income ratio:	54%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	21	Length of status:	7y 0m
Amount delinquent:	$877	Revolving credit balance:	$6,076	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wall12ace	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	620-640 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	1 ( 4% )	600-620 (Jul-2007)
Principal balance:	$3,521.89	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Help on time prosper member-NOT HR
?? First and Foremost this is my second Prosper Loan and the 1st is two years in and on time. My Credit score has risen since?my last loan. ?Having said that, I am applying for your support in order to bridge the gap from my wifes unemployment. She had kept 2 kids for the last three years and a couple months back she was informed with little notice they would not be staying with her any more. Long story short it hurt us worse than I expected. She now has 2 new infants she is keeping, but it would be nice to get a little breathing room and pay off a couple of things that have been late. I wasnt sure if it would be better to apply for more or just enough to get back to the original amount of the first prosper loan. If it would be better to add enough to pay off the 1st prosper loan then someone let me know.

Purpose of loan:
The purpose of this loan is to?payoff debt.

Financial situation:
I have been in education for?7 years(all spent at the same school). While being?a teacher?may not be a universal endorsement, I would like to believe it says something about my values and honesty. I am a contracted worker who is paid on a monthly basis at the beginning of every month. My wife keeps our kids as well as a few others and makes money while being able to raise our kids. We are honest people who get by and will?continue to get by with or without this loan. I have had good credit for years and have never defaulted on anything. Just like most people we have had our troubles and the last few months have been the roughest with my wife being out of work. In looking at my credit you will see that I have had some late payments but things always get paid. ?I tell this because I do not want anyone to think I am trying to hide anything.?Not sure what else to say other than me and my wife have stable jobs and income that would allow us to?make this monthly payment just as I have been making?my other Prosper payment for two years. Thank You for your consideration. ??

Monthly net income: $
Myself $2900
Wife $1280

Monthly expenses: $
Housing: $ 750??
Insurance: $?45??
Car expenses: $?500? (gas included) (my truck is paid for)??
Utilities: $ 150??
Phone, cable, internet: $ 110??
Food, entertainment: $ 200??
Clothing, household expenses $?50??
Credit cards and other loans: $ 1300??
Baby supplies(diapers,food,etc) $150
Visa $4000 32%
Visa $2000 22%
Mastercard $2000 19%
One other with a low intrest rate that we are not consolidating due to great intrest rate.

Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1994	Debt/Income ratio:	28%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,930	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$1-$24,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	3
Screen name:	lily123	Borrower's state:	Florida	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off cards
Purpose of loan:
I am trying to get a single loan for my cards? and? I work for a base contractor? currently.? I also anticipate? a better job soon and? I am currently working on a Bachelors Degree. I have tried for bank loans with no luck recently because of not owning anything to secure it.? I would like an interest rate I can reasonably pay on one income. I will answer any question you would like to know. I have listed before and have gotten no bids at all so maybe something is wrong with my listing.

y financial situation:
I would like to be able to just make one payment to the credit cards. I am trying to keep them paid down until I file my taxes for the coming year.I would like to get an interest rate of 14-16? percent if that is possible.
Monthly net income: $ 2000
Monthly expenses: $ 1800
??Housing: $ 615
??Insurance: $ 50
??Car expenses: $ 300
??Utilities: $ 91
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 130
??Other expenses: $ 168 daycare
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1982	Debt/Income ratio:	17%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	29y 6m
Amount delinquent:	$2,455	Revolving credit balance:	$19,432	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Anything_for_my_kids	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit debt
Purpose of loan:This loan will be used to lower my debt. One of my daughters and one of my granddaughters are students and need help financially.? I cannot help as much as I would like too with all of the high interest credit card debt I am carrying.? I do what I can for them, but they have continued some of my bad money management behavior in their own lives and I need to get out all of us out of debt now.My financial situation:
I am a good candidate for this loan because I know now how important it is to meet your financial obligations.? I have done what I could to balance my debt but it is time to really take control of it and stop it from controlling me.? The only way I see to help all of us is to resolve my high interest debt so I can boost my credit score.? Then I can actually manage all of my debt at a level where we can enjoy life together and hopefully one day take a real family vacation.? I have struggled with my credit score because I have let the debt go instead of tackling it earlier in my life.? Believe it or not I was debt free some years ago and took it for granted.? I am a home owner and own the car I drive. At this point in my life I need to prepare for retirement.? I do not want to become a financial burden to my children and grandchildren.? My income is a total of two jobs.? I have had the part time job for over 8 years and will continue to work there.? I will not have any issues meeting the loan payments because the bulk of my credit card debt will be resolved.
Monthly net income: $ 6300

Monthly expenses: $
??Housing: $ 2500
??Insurance: $ 500
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 300
??Food, entertainment: $400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$513.18

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	29	Length of status:	8y 10m
Amount delinquent:	$80	Revolving credit balance:	$23,637	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-entrepreneur	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards & sm. loan
Purpose of loan:
This loan will be used to? paying off credit cards and small loan

My financial situation:
I am a good candidate for this loan because? I want to put all of my credit cards into 1 monthly payment.? I pay my bills on time.?

Monthly net income: $ 2400...this is my individual income (does not include spouse)

Monthly expenses: $
??Housing: $ 0.00?? We own our home, no morgage
??Insurance: $
??Car expenses: $ 0.00?? I only by a car that I can pay cash for
??Utilities: $ 62
??Phone, cable, internet: $?normally around $50
??Food, entertainment: $ 30
??Clothing, household expenses $
??Credit cards and other loans: $ 24000 total.? I want to only have 1 monthly payment or bi-weekly payment
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	14.23% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2000	Debt/Income ratio:	63%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,146	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tuckerpb2	Borrower's state:	Georgia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	560-580 (Sep-2008) 560-580 (Jun-2008) 620-640 (Feb-2008) 520-540 (Apr-2007)
Principal balance:	$1,564.72	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
debt restructring and rate bid dow.
BOUT ME:
Hi, My name is Paul. I am back to combine 2 debts into one and save me $200 a month or more. I am 34 years old. I have been with my current employer for over

4 years working full time. My job is working? the front desk at a motel.

Reason For the new listing:

I am trying to combine my current Prosper loan with one loans I have with 1st Franklin.

together both will add up to $2,700. At an intrest rate of 25% it will take my prosper payment to 119 a month

I get $1071.26 each month after taxes.
Plus 1,000 a month to help pay house expensiced from my grandmother who lives with me.
Plus when I get extra shifts at work i can earn an extra 464.00 a month from work.
Plus an extra 100.00 a month for being on call to fix computer problem at the other hotels.

WHAT I WILL DO WITH THE MONEY LOANED TO ME:
I am asking for $3,000
First I would pay off my current prosper loan that is 1,500, and my 1st Franklin loan that is a payoff 1,200.00.

HERE ARE MY MONTHLY FINANCIAL DETAILS:

Net income after payroll deductions from all sources: $2635.26

Mortgage/Rent: $ 485.00 (p+i+e(taxes+insurance).
Phone/cable/internet: $170.00
Electricity & Water: $150.00 highest month. we do not use the ac. it is cool enough outside.
Car Loan and Operating Expenses: $335.00/payment , $128/gas/month
Food: $300
Insurance: $150/insurance auto.
Clothing, expenses for children, etc. $0.00 I don't buy new clothing unless I need to.
Credit cards and loans that won't be paid off with my Prosper loan: $130.00 a month.
Other:15.00 eq2 membership
-----------------------
Total Monthly Expenses : $1735.00

I will have $926.00 each month left to make the payments on my Prosper loan.
Then after the prosper payment it will be 110.00

CLOSING REMARKS TO LENDERS: As you can see, I am working hard to get my credit back into order. Now I could say flattery words, or plead for funding; but I won't. All I can really say is that if you do fund my request you have my thanks. Also I will pay back this loan. Also if you look at my current loan. I have never been late and many time i have made my payment early. If you have any question please ask them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$572.86

Auction yield range:	17.23% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1992	Debt/Income ratio:	38%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$48,195	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	uptown	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fighting for Justice
This loan will be used to pay legal fees for my son.? We are from a small town where being black and successful are frowned upon by the local law enforcement.? My son was a successful college student out of state when, in 2007, he learned he was to be the father of twin boys.? He transferred back home to be with their mother and raise his sons. Since his return, he has been the target of local law enforcement in many forms and, most recently, charging him with several area thefts.? The prosecution has tried to convince him to plead to a lesser charge.? We chose to fight for justice rather than plead for justice (a common practice in this town).? Unfortunately, doing the right thing is costing us $23,000.? I am an honest hardworking person who has never not repaid a debt.? I have a secure job with a solid future for continued promotion.? Since joining my employer in 2006, my income has increased by 20% and my division continues to expand.? I have the means to make monthly payments.? I have never defaulted on a debt and I will repay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$90.38

Auction yield range:	8.23% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1994	Debt/Income ratio:	7%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	14y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,462	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	durability-miser	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Move
Purpose of loan:
This loan will be used to use as part of security deposit on next rental until I receive my deposit back on my current rental.? Also will use for school clothes and moving expenses.

My financial situation:
I am a good candidate for this loan because I can use my paid off 2005 Toyota Sequoia as collateral if needed.

Monthly net income: $ 6,000.00 net

Monthly expenses: $
??Housing: $ 2550.00
??Insurance: $ 187
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 72
??Food, entertainment: $ 40
??Clothing, household expenses $ 70
??Credit cards and other loans: $ 203
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$283.87

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	28%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$80,266	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	USCMBA010	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	720-740 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Paying off my BofA credit cards
Purpose of loan: This loan will be used to payoff my Bank of America card and to consolidate my current cards. I have been a Bank of America client for more than 15 years and never had a late payment, but recently received a letter increasing my rate to 25%. I would like to pay off that debt in full, consolidate my credit cards, and to lower my interest rate to a reasonable level. My financial situation: I am a good candidate for this loan. I have no history of late payments and I paid in full my previous Prosper loan. I graduated from USC, have 14 years of professional experience, and hold a stable full time job. In addition, I have been working as an external consultant that provides me with an additional source of income. My debt to income ratio will not change, since I will be using my loan to consolidate my credit card debt, and my current cash flow will continue to be the same. As most Americans, I have also taken cost cutting measures at home and we are practicing frugality in all our personal expenses. As a side note, both my wife and I are involved in community activities and are active members of the Big Brothers / Big Sisters program for the past 6 years. Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$283.10

Auction yield range:	17.23% - 31.00%	Estimated loss impact:	19.82%
Lender servicing fee:	1.00%	Estimated return:	11.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1997	Debt/Income ratio:	34%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,323	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	neka622	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 640-660 (Aug-2008)
Principal balance:	$12,196.01	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Wanting to be debt free
Purpose of loan:
This loan will be used to get rid of my WF credit card and WF Loan which total interest is 23.8% and the remaining will go towards my MC.
My financial situation:
I am a good candidate for this loan because I have paid my prosper loan on time and have automatic payment, My credit score has gone up tremendously with the assistance of prosper, I have kept my promise to all who bidded for me on my prior listing and I will do the same with this lisitng. My Goal is to be debt free in 4 years.

Monthly net income: $ 2,600.00

Monthly expenses: $
??Housing: $ 892.00
??Insurance: $ 104.00
??Car expenses: $?75.00?
??Food, entertainment: $?50.00
??Clothing, household expenses $ When needed
??Credit cards and other loans: $?
????Visa: $72.00 Wellsfargo: $156.00 MC: $118.00 Prosper $662.00

Balance on Debt:
??Visa: $750.00@ 11.9% Wellsfargo: $3,800 @ 11.9%?MC: $3,500.00@19.9%
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1990	Debt/Income ratio:	26%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	11 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,121	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	cityguy44	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	560-580 (Oct-2007)
Principal balance:	$1,320.13	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Getting rid of bad debt
Purpose of loan:

This loan will be used to pay off all my higher interest pay day loans which I have borrowed for an emergency uses.

My financial situation:

I am a good candidate for this loan because I already have one loan through Prosper of which all payments have been made on time and they are current with 12 months left. I also have?a steady?job and income. Thank you for your consideration.

Monthly net income: $ 3900

Monthly expenses: $
??Housing: $ 700
??Insurance: $
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$181.34

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	23%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	10	Length of status:	4y 5m
Amount delinquent:	$112	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	ANGEL00	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$818.24	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
PERFECT PAYMENT HISTORY WITH PROSPE
Purpose of loan:
This loan will be used to? Take a few courses at my local college,payoff my current prosper loan plus and get braces for my son.

My financial situation:
I am a good candidate for this loan because.... I will pay back this loan early and the lenders on prosper can make a decent interest rate with no risk. The HR rating I have is very unfair because I pay my bills and I have very little debt. The 2 delinquent accts that prosper is showing are being resolved at this time. One is a doctors bill for 72.00 that the insurance co. should have paid...The other is a library acct for 40.00. I'm trying to get the library to remove this because I don't have any overdue books outstanding.? The current prosper loan has been paid on time every month and this loan will be too....It will also be automatic debited from my checking acct. I have very litte debt at this time...Look at my debt to income ratio. There is absolutely no risk with this loan. I promise to pay this loan on time every month. Thank you for reading my loan request.

Monthly net income: $ 34944 yearly

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$124.09

Auction yield range:	8.23% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1981	Debt/Income ratio:	18%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,258	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	extraordinary-cash	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt
Purpose of loan:
This loan will be used to consolidate debt into one manageable payment

My financial situation:
I am a good candidate for this loan because I have bee consistently employed in the same field for over 25 years, I have stability and a good income.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$320.58

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1996	Debt/Income ratio:	40%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$35,210	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-duty-cadence	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF SOME HIGH INTEREST CC
Purpose of loan:
This loan will be used to pay off a few CC that have raised rates to usury levels for no reason except that I carry a balance.?

My financial situation:
I am a good candidate for this loan because in 13 years of credit history, I have never been late one time or had any negative remarks on my credit.

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $?435
??Insurance: $?0
??Car expenses: $ 250
??Utilities: $?100
??Phone, cable, internet: $?100
??Food, entertainment: $ 160
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$334.54

Auction yield range:	11.23% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,731	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unassailable-interest	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I am self employed and have steady income since 2000. I?have never file any bankruptcy and i have good credit score.?

Monthly net income: $ 3500

Monthly expenses: $ 1000
??Housing: $ 200
??Insurance: $ 250
??Car expenses: $ 125
??Utilities: $ 125
??Phone, cable, internet: $ 50
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$602.80

Auction yield range:	11.23% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1985	Debt/Income ratio:	40%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$49,115	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	responsible-exchange	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC debt consolidation
Thank you for your consideration. My goal is to consolidate CC debts that have seen my interest rate(s) triple due to the current greed of major banks such as BOA, Chase, et al.

I am a Chemical Engineer steadily working for a major specialty chemicals company. I make a very good salary ($75K), but have seen my current debt balloon recently due to poor buying decisions of the distant past (buy now, pay later syndrome) and from the credit card companies drastically raising interest rates (even to good borrowers/customers). In the end, though, I take full responsibility for using these credit cards that accumulated my debt.

I have since "tightened my belt" regarding spending habits, but still see very little light at the end of the tunnel due to the current interest rates being assessed (eg., BOA @ 29%). I thought I would give P2P lending a try to help consolidate my debt and jump off the revolving credit treadmill once and for all.

Note: My ultimate goal is to lower my revolving CC debt next to nothing so that I may then be in a better position to invest and purchase my first home.

My credit history is very good, and near spotless as you will notice. Overall, I always pay my rent & other bills before their due date, and usually two weeks ahead of time as a buffer for emergency situations. Unfortunately, the high revolving credit is limiting my FICO score for a better Prosper rating overall.

Please feel free to ask me questions should you be hesitant to fund my loan request. I will be happy to answer any question with full candidness & honesty. Moreover, once fully repaid in two years or less, I look forward to being a future lender with this service myself.

Thanks, again, for your thoughtful consideration.

Kind regards, Trustworthy borrower
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$113.19

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1999	Debt/Income ratio:	18%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,859	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	machvelian	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Face = Bailouts + Interest
Purpose of loan:
Bank of America and Citibank have received billions of dollars of our taxpayer money, and in an attempt to keep their outrageous profits alive, they have turned their attention away from the down and out to the people who have paid their bills on time - this article is very helpful on the topic:

http://www.nytimes.com/2009/05/19/business/19credit.html?scp=4&sq=credit%20cards&st=cse

I would like to save $100 a month in interest payments, handing any additional profit over to the people, not the banks that have ALREADY benefited from my tax money and interest payments well above the Federal Reserve Rate I have paid on-time for the past 10 years I have had credit cards.

My financial situation:
I a public servant:? A New York City school teacher instructing in a high-need discipline: Special Education.

All Amounts Per-Month

Salaried Income after all taxes and deductions:?????????????? $3000.00
(deductions include 403b, pension, union dues)

Overtime can vary, from $0 a month to $2000.00 a month in addition to my salary.

Expenses Break-Down

Rent ???? ??????????? ? ? ? ? ? ? ? ? ? ? ($1000.00)
Utilities????????????????????????????????? ($200.00)
Car Insurance / Gas??????????????? ($150.00)
Groceries?????????????????????????????? ($300.00)
Credit Cards?????????????????????????? ($500.00)* ? ????????? ???????????????
Student Loans??????????????????????? ($325.00)??????????

Thank you for your support!? Please contact me with any questions you may have.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.97%	Starting borrower rate/APR:	31.97% / 34.38%	Starting monthly payment:	$152.38

Auction yield range:	11.23% - 30.97%	Estimated loss impact:	10.78%
Lender servicing fee:	1.00%	Estimated return:	20.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1998	Debt/Income ratio:	19%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$594	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worth-maestro9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Education
Purpose of loan:
This loan will be used to? help with sons?college expenses

My financial situation:
I am a good candidate for this loan because?
Me and my wife are very dependable people and work very hard, we are trying to better our childrens lives and to help them receive an education. We are striving to do our best and to pay off our debts.
Monthly net income: $
4176
Monthly expenses: $
??Housing: $ 1000
??Insurance: $
??Car expenses: $ 396
??Utilities: $ 170
??Phone, cable, internet: $ 120
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $?240
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.15%	Starting borrower rate/APR:	8.15% / 10.23%	Starting monthly payment:	$94.22

Auction yield range:	3.23% - 7.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1992	Debt/Income ratio:	41%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$61,488	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	class90	Borrower's state:	Connecticut	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper Lender -Looking to Reinvest
Purpose of loan:
The funds from this loan will be used to reinvest in the Prosper Marketplace. I am a current Prosper Lender looking to increase my loan portfolio. I will use the funds to make loans to others. I believe Prosper is a great way to sidestep?banks and credit card companies in order to access funds while empowering people.?

My financial situation:
I am a good candidate for this loan because I have a great credit history and I have always paid back on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1989	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	4y 2m
Amount delinquent:	$1,439	Revolving credit balance:	$137	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MNikole	Borrower's state:	Massachusetts	Borrower's group:	Professors
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	640-660 (May-2009) 620-640 (Aug-2006)
Principal balance:	$451.93	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
CHECK MY RECORD: I PAY ON TIME!!!!!
Hello,
I am a prosper borrower with a proven track record, having made all payments to my existing loan on time for the past 32 months. This?money will be used to?pay for my final?Masters course which I cannot apply for financial aid to pay for. ?I'm not sure why my Prosper credit score has gone down, but I created this listing with a higher score than my previous loan but with the freeze that?listing was cancelled. When I re-created the listing, my score was different, yet I haven't had any new delinquencies. In fact, I've?only had?on time payments.?Thank you all for your help and have a Prosperous day!

Sincerely,
MNikole
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1999	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,334	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	momentous-income	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financial Business Cushion
Purpose of loan:
This loan will be used to? provide a cushion for my small financial company.

My financial situation:
I am a good candidate for this loan because? I have a history of good repayment. I have only?defaulted 30 days one time in my life, which was due to additional cost incurred related to our child with a disabilty.

Monthly net income: $ 6230
Monthly expenses: $
??Housing: $ 2249
??Insurance: $ 131
??Car expenses: $ 229
??Utilities: $ 220
??Phone, cable, internet: $ 73
??Food, entertainment: $ 141
??Clothing, household expenses $ 200
??Credit cards and other loans: $?532
??Other expenses: $ 616
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.74%	Starting borrower rate/APR:	24.74% / 27.04%	Starting monthly payment:	$475.47

Auction yield range:	8.23% - 23.74%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	22	Length of status:	22y 1m
Amount delinquent:	$188	Revolving credit balance:	$51	Occupation:	Construction
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	investment-den	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
improvements on a 24 multi units
Purpose of loan:
This loan will be used to? to improve my apartment complex,driveway resurfacing and installing/updating new coin washers and dryers

My financial situation:
I am a good candidate for this loan because? I have no loan against my apartment complex,out of 24 units 21 are full and 3 are vacant.I have a good positive cash flow which i live off.I am a Genral Contractor and all work is done by myself.This capital will be used for materials only.I have tried to go to my Business bank they want Tax returns,my returns are to my advantage,so they can not help me.I have had the complex for 8 years,in todays market the complex is worth $1.2 -- $1.5m.
????????????????????????????????? Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.16%	Starting borrower rate/APR:	15.16% / 17.33%	Starting monthly payment:	$347.44

Auction yield range:	6.23% - 14.16%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1994	Debt/Income ratio:	22%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,859	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Cluvnupe06	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing in my Ardyss Business
Purpose of loan:
This loan will be used to?
Start up a mall kiosk, and buy materials for sales and marketing of my Ardyss Body Magic Store.? This business is rapidly expanding and this will allow me to grow my business exponentially!!!
My financial situation:
I am a good candidate for this loan because I am a prosper lender with over?45 loans that are current.? I have a very well paying Job making well over 100 grand and I am more than capable of repaying this loan early if necessary!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$181.11

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1987	Debt/Income ratio:	28%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$104,790	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Atlbusinessmaverick	Borrower's state:	Georgia	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	22 ( 100% )	680-700 (Latest)
Principal borrowed:	$20,600.00	< mo. late:	0 ( 0% )	680-700 (Apr-2007) 720-740 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
3rd Loan-Lender/No late pays
Purpose of loan: Prosper lender seeking to consolidate?2 loans ($3000 and $1800) into one which will save me $100 per month.? This decision was influenced due to an increase interest rate on 2 of my cards.??

My financial situation: As you can see from my credit file, I have no late pays and take my credit very serious.? I am a degreed healthcare professional/manager employed by a Fortune 500 company.? Although my DTI is a bit high, I am an excellent canidate for your hard earned money.? As a current prosper lender (I've funded 29 loans), I understand the importance of a good, reliable return.My?salary including my annual bonus (already paid for 2009) is?approx. 107k (w-2 documents provided)????I have?in excess of $51,000 in?savings (mostly retirement funds).? As you can see, repayment is not a problem for me.? I have successfully?paid off two prosper loans w/ perfect payments, $16,000 and $4600 respectively.?

My?E rating is the result of two HELOCs being counted as revolving credit in the amounts of $49,000 and $12,000 respectively.

In addition to my primary residence, I also own 3 single family homes in the Atlanta area that I successfully rent.? I am a not a flipper and have owned my rental properties for 11, 5, and 3 years respectfully.? My rentals are cash flow positve and occupied.

Below is a summary of my monthly income and expenses based on my base salary, which doesn't include my annual bonus or rental income.

Income:? $5050

Expenses:
Housing $800
Insurance $240
Car $730
utilities $350
credit cards/revolving accts: $1400

Monthly leftover: $1530

Thanks for your reviewing my loan request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1987	Debt/Income ratio:	35%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	17y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,847	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bettybam	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
100% PAID BY MARCH 2010
Purpose of loan:This loan will be used to? pay off open credit cards that are in my name only.. and pay off a personal loan in the amount of $ 7,000.00.?? to be able to make 1 payment a month instead of 8.? I would like to obtain a debt consolidation loan?and clean up my own mess..? Please!!! Please!!??At this point?I am not picky about the interest rate...?
Paying off these items will help my husband & i obtain funding when our son goes off to college in 2010..?

My husband & I will be married 25 years in the year 2013.? My goal is to get myself financially able to purchase him a 1966 Ford Mustang as a surprise Annverisary present.? by obtaining this loan, I will be able to roll some items into one payment instead of 8..

the only reason is show up as HR is because of a business credit card that shows up in my name too..? It is always maxed out and paid every month.

thank you?

My financial situation:
I am a good candidate for this loan because? my husband pays for all the household expenses that are in both of our names..
We own a?our own business?and he brings home approx $120,000.?Monthly net income: $ 2500 mine? 12500 combined
Monthly expenses: $???
Housing: $???2,100?
?Insurance: $? 150??
Car expenses: $? 530???
Utilities: $? 300?
?Phone, cable, internet: $??250?
?Food, entertainment: $? 500?
?Clothing, household expenses $? 150?
?Credit cards and other loans: $??810.00?
??Other expenses: $? 100??? (out of all these expenses i pay for 1,000 out of my check)
My 1st loan with proper was paid off in 6-7 months..? and this on will be paid in full by March. 2010.?

Thank you all for believing in me.

Welcome back Prosper!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$656.48

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1992	Debt/Income ratio:	18%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$145,711	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	versatile-platinum	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt
Purpose of loan:
This?loan will be used to pay down debt from a bad business decision.?

My financial situation:
I am a good candidate for this loan because I now have a great job?and want to get out of debt.? I am looking to move on from a bad business decision and be debt free within 3 years.? I have never missed payments for loans or any situation and am diligent about paying bills.? I need this additional money to allow total consolidation of all debt.
Monthly net income: $13,500

Monthly expenses: $
??Housing: $?2900
??Insurance: $ 0
??Car expenses: $ none - lease ends this month and I?have a 2nd car
??Utilities: $200
??Phone, cable, internet: $ company paid
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 3500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1993	Debt/Income ratio:	32%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$694	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	adaptable-wealth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need money to start an HVAC co.
Purpose of loan:
This loan will be used to start a Heating and Air Conditioning service company. The company will service, sell and install all makes and models of residential heating and air conditioning systems in Sacramento California and the surrounding communities.

My financial situation. I have been employed in heating and air conditioning as a servce technician for the last 5 years: i have a small savings account.
I am a good candidate for this loan because I work hard, am very good at sales and service and have several industry recognized heating and air certifications. I understand the value of customer service and getting and keeping new customers.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	17	Length of status:	0y 5m
Amount delinquent:	$19,935	Revolving credit balance:	$6,584	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	magnetic-asset7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Say goodbye to credit cards
Purpose of loan:
This loan will be used to? To payoff high interest credit cards

My financial situation:
I am a good candidate for this loan because?
I have an established route I have built and is growing.I deliver goods to Smoke shops and Cigar shops.
Monthly net income: $
$7500 a month and growing
Monthly expenses: $?

??Housing: $ 1400
??Insurance: $?200
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 600
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 414498
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 21.48%	Starting monthly payment:	$222.98

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2001	Debt/Income ratio:	42%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,852	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	note-injector	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation and retreat
Purpose of loan:
This loan will be used to assist me with paying off a small loan and funding a trip to Costa Rica.

My financial situation:
I am a good candidate for this loan because? I've already paid off a car loan for 10,000 dollars. I have steady full-time employment, and was recently promoted. I am fully capable of repaying this loan.

Monthly net income: $ 1500.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 86.00
??Car expenses: $ 40.00
??Utilities: $
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.75%	Starting borrower rate/APR:	21.75% / 24.01%	Starting monthly payment:	$133.21

Auction yield range:	17.23% - 20.75%	Estimated loss impact:	19.17%
Lender servicing fee:	1.00%	Estimated return:	1.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1985	Debt/Income ratio:	45%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	29 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	23y 7m
Amount delinquent:	$0	Revolving credit balance:	$246,464	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hfpinc	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-680 (May-2008)
Principal balance:	$4,803.26	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
loan payoff
Purpose of loan:?
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 12000.00

Monthly expenses: $
??Housing: $ 1400.00
??Insurance: $ 250.00
??Car expenses: $ 338.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$439.87

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1988	Debt/Income ratio:	57%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,350	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	integrity-rhythm	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just trying to move foward in life
Purpose of loan:
This loan will be used to pay off all our credit bills so we can?free ourselves from these interest hungry banks.

My requesting this loan is not?done so out of?desperation?(mind you) ...This is?just an attempt?to become the person we all hope to be?"Free of debts, and with a worry free life".? Sure?I could write all kinds of misleading information about why I'd be a?good candidate for this loan, but instead?I choose to be the person?I've always been "Up-front and Honest".? I've never cheated anyone nor do?I wish?to be?cheated, that is one of my?principles.??So far its worked out very well.? I 've never robbed or knowingly taken from anyone with out asking, and it feels great?being able to say?it.
Basicly,?I?WILL pay back this loan (if approved) and please make no mistake I'll?take it just as seriously as?I have with all my past and present obligations.....Pay on time, pay the required amount?until?I see?the words....PAID IN FULL.

I?hope these few words?find some who are?willing to place their trust in me.
Thank you for your consideration.?

Lastly, ?I wish to apologize to prosper.? I am in no way a high risk borrower.? We are all labelled unfairly?and unjustly, check my history...?no deliquencies.? But if you the lender?still feel i'm a risk,? well, ?I?thank you for your time?just?the same.....

Hugo C.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$151.09

Auction yield range:	14.23% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,338	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	DeepPockets72	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (Mar-2008) 580-600 (Feb-2008) 560-580 (Dec-2007) 560-580 (Nov-2007)
Principal balance:	$644.43	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off high interest debts
Purpose of loan:I am an actress/model/pornstar. My stage name is Nina Jaymes ( google me)? I? have my full-time modeling business as described below. This is a great business and would like the chance to further expansion.? Need to pay off debts and get a new laptop and camcorder so I can further expand in the entertainment/adult industry.

My financial situation:
I am?self-employed and make a pretty good?living?by most people's standards. I do various photo and video shoots as a free-lancer so there is always an influx of money coming in almost everyday.? I model, produce, videography, website owner. NO LATE PAYMENTS ON CREDIT REPORT OVER THE LAST 6 YRS.
?$4000 - $8000 per Month? I average over $50k per year for the last 6 yrs.
I only have bank statements to prove my income. Most of my business is a cash business.
I receive $556 per month in child support.
However because of being self employed and inadequate verification the banks gouge me with extremely high interest rates. My computer was hacked and credit card accounts were fooled with and as of this date the banks continue to charge me exorbitant interest rates making it unbearable for me to pay no more than the minimums on most occasions. In light of things they recently dropped my interest rate a bit.
I refinanced my car loan? 04/07
From $625 a month to??$452 per month?
And I also bought a home for $ 153,000
Mortgage is $ 1150 per month? ( in process of loan modification due to down real estate market)
That is the reasoning behind the my low credit score, Not to mention not being able to reduce my credit card payments. I do have?2 other fixed payment loans One is a revolving charge account?with Care Credit? my balance left is?$425 left of medical fees and my? minimum payment is $130.00 ?I also bought a water filtration system when?I bought my home. Which was charged on their inhouse credit card. (thought it was an installment plan) which has?driven my credit score even lower. ?I still owe about?$5500 for that but it's a home improvement. My minimum payment is?$ 60?@ 9.9% interest? so I prefer to continue to pay what?I can on that.

This interest is capped out for the state of FLORIDA?

Monthly net income: $ 4000- 8000

Monthly expenses: $
??Housing: $ 1st mtg? 812??? 2nd mtg 349
??Insurance: $?87 (car) Homeowners?(115)
??Car expenses: $ 450
??Utilities: $ 150
??Phone, cable, internet: $ 130
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $? approx 500
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$190.66

Auction yield range:	11.23% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2002	Debt/Income ratio:	16%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,310	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	p2ploan-captain321	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card
Purpose of loan:
This loan will be used to pay off my high Interest Credit Card. I'm tired of paying $150/month in interest to the bank.

My financial situation:
I am a good candidate for this loan because My wife and I both have steady Jobs. Moving twice in the last year has caused us to rack up some credit card debt, but my Wife just found a better paying Job and we just finished building a new home. We want to get away from the 20+% rates the bank charges. This loan will allow me to make a nice dent in my credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.02%	Starting borrower rate/APR:	28.02% / 30.37%	Starting monthly payment:	$144.81

Auction yield range:	11.23% - 27.02%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2000	Debt/Income ratio:	32%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,904	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	restless-hope	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Boutique
My fianc?e and I are co-owners of a boutique. This loan will be used to help purchase new inventory for the fall season. She takes care of the store fulltime and I work fulltime to provide for the both of us while our store profits pick up.

Located next to a large university, our store always has students stopping by. We have been open since November 2008 and have a strong advantage being outgoing and advertising ourselves. With the slow summer season and limited students taking classes, we didn?t know what to expect for the first summer season which wasn't that good.

This is a good investment for anyone looking to help an entrepreneur with a small business. Our first few months of business, November-May, proved that we had a great location and there are plenty of customers. Our forecast shows a great fall and winter season!

Monthly net income: $ 2100
Monthly expenses: $ 1210
Rent: $ 750
Insurance: $ 80
Electric: $ 100
Internet: $ 30
Other expenses $ 150
Credit card Processing: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 24.26%	Starting monthly payment:	$267.33

Auction yield range:	17.23% - 20.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	2 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$99	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	happy-note	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan for Baby Boutique
Purpose of loan:
This loan will be used to?
?It's been my dream for a long time to start my own business.? As a single Mother I was given the great opportunity to get help with building my website for my e-commerce business. Now that I've exhausted all my resources I am ready to launch my Website with no products for my store.? I've tried to get small business loans through my bank as well as a home equity loan to refinancing my home.? All have turned me down because I have no history as a Business Owner.? ?As soon as I have products to sell I can start my dream of running my own business of my online Baby Store.

My financial situation:
I am a good candidate for this loan because?
I will pay back this loan through my earnings from my Online Baby Boutique.? I am very dedicated & determined for my Business to get off the ground!

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $?854
??Insurance: $?90
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$66.03

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$35,424	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ethical-openness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Grow Small Business
Hello and thank you for your interest in my business loan.

Purpose of loan:
This loan will be used to market my company and pay for press releases.? My company recently created educational resources for a internationally known museum to offer school groups and enhance their trip to the museum.? The resources created will be available to schools in a few weeks.? A PR firm will promote this job on a local and national level.? Having help to promote our work and business will be a great benefit and allow us to grow and expand the staff.

My financial situation:
I am a good candidate for this loan because because I am able to repay it easily, I have work lined up for the rest of the year.? I also have a great credit history of paying on time, no late payments!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,600.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.48%	Starting borrower rate/APR:	11.48% / 13.60%	Starting monthly payment:	$283.51

Auction yield range:	3.23% - 10.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1994	Debt/Income ratio:	7%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,979	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kushbomb	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	800-820 (Latest)
Principal borrowed:	$4,700.00	< mo. late:	0 ( 0% )	700-720 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Physician, prosper lender, no DQ's!
Purpose of loan:(explain what you will be using this loan for)
credit card elimination
My financial situation

FELLOW LENDER AND PREVIOUS BORROWER!!!

between my residency graduation and my new job as a physician (OBGYN)?in NY, i had to live on my credit cards to both survive and?paint/fix up?my apartment. My income is 230K, plus profit sharing bonus in aug '09 ( on track for 50-60k).? i have used one prosper loan to dec my debt, now i want to wipe out another 8600$ of PREDATORY RATES (24.99%!!!! increase out of nowhere!!! SCREW YOU BANK OF AMERICA!!!!!)
I also have 78k in equities/savings/ IRA

I *could* technically pay this off in one month with my income, buuuuut i dont feel like eating grilled chesse for four weeks straight!

Monthly net income: $ 15000
Monthly expenses: $???
Mortgage 2850???????????????
?Car?????????? 396?????????????????
??Common charges 475??????
? Electric???? 100??????????????????
Car ins:???? 90?????????????????????
?Phone/cable 110??????????????????????????????
??med school loan 600$entertainment/clothes/gas: ~1000$
all the rest goes to pay my debts/ invest in equities and CD's.?

bidding on my loan is like investing in a high yield CD.? As a lender myself, I would just rather pay you than bank of america!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$102.64

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1994	Debt/Income ratio:	4%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 1	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	41	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	swat2007	Borrower's state:	Nebraska	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	2 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008) 700-720 (Jul-2007) 680-700 (Mar-2007)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Buy my son his 1st car
We bought our son a bad 1st car.? He had it for only 2 weeks and the transmission went out.? He needs a good dependable school car to get him back and forth to school.

I am current on all my bills.? This loan would really help me out, I will not let you down.

I have already paid off two loans thru? Prosper.? I will pay this loan off as soon as possible, if?this loan get funded.? Thank you for taking the time to look over my request for a loan.

thank you,

swat2007
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1986	Debt/Income ratio:	13%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,283	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nimble-interest	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Vacation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$233.48

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1989	Debt/Income ratio:	28%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,161	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	6
Screen name:	peace-thunder	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Help
Purpose of loan:
This loan will be used to? pay off credit cards.?

My financial situation:
I am a good candidate for this loan because? I have a steady job and have turned my credit around

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 597.00
??Insurance: $
??Car expenses: $ 307.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$437.66

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1998	Debt/Income ratio:	32%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,445	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	market-magma	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1994	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	50	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$31,290	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bill-rocket	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Repairs and Living Expenses
Purpose of loan:
This loan will be used to make repairs to my car which broke down on the Interstate going to get my son.? I'll also be using the money form some living expenses while looking for a job.? I had a good paying job, but was rearended by a car back in Nov 08.? I tried to continue working, but the pain was too much doing the physical demands.? On doctor recommendations, I left the job and have been looking for a less physical demanding job.
My financial situation:
I am a good candidate for this loan because?I take pride in knowing that even with my limited income from my military disabiltiy, I've been able to continue making payments and usually more than the minimum, on all my debts.??I'm thankful for my brother and sister-in-law.? They have allowed me to live with them?while I look for another job without any?out of pocket expense.? One day I'll repay them for their hospitality!??Hopefully, my?settlement from my car wreck will come through in the next?6 months.???

Monthly net income: $ 1498

Monthly expenses: $ 1335
??Housing: $
??Insurance: $
??Car expenses: $?20
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 100
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 795????
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$338.77

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1999	Debt/Income ratio:	33%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	12y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,196	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wonderful-money	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need to pay down credit card debt
Purpose of loan:
This loan will be used to?
I need this loan in order to pay down my credit card debt and improve my credit score. I also need to pay some medical bills which I was unaware of until I received my credit report. The fact that I only use 2 credit cards and they are almost maxed out?is hurting my credit and I plan to use this loan?to decrease my debt to utilization ratio.

My financial situation:
I am a good candidate for this loan because?
I have a secure job and am financially stable I just need to borrow this money in order to pay down and take advantage of a current interest rate offer my credit card is offering me NOW?but my card is almost maxed out. I have no problem making monthly payments and never pay late. I own my home and have worked for the same company for 12 years. I am just looking for a loan with a low interest rate to help me pay off my debt as quickly as possible.
Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.91%	Starting borrower rate/APR:	32.91% / 37.01%	Starting monthly payment:	$44.06

Auction yield range:	14.23% - 31.91%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	26%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	18y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,612	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	LOJOE	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (May-2008)
Principal balance:	$1,056.59	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Help Get rid of this High interest
Purpose of loan:
This loan will be used Pay Off??1 Credit Card
My financial situation:
I am a SFC in the Active US Army, I have been in for 18 year 10 Months.I am current on all my bills and I have never missed a Mortgage Payment, Car Payment etc?In over 4 years. I want to get out from under 2 credit cards, the rates of 29.99% on an HSBC $1300,? I lowered the amount because no one on this site would bid on higher amount to help lower my interest rates. I figured I will pay of one card and it will help out. With your help this card. Thank-you for all you help and hope you help me get rid of this high interest card.
Monthly net income: $ 6,000
Monthly expenses: $
??Housing: $ 1076.00
??Insurance: $ 225
??Car expenses: $ 700
??Utilities: $ 400
??Phone, cable, internet: $?225
??Food, entertainment: $500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1990	Debt/Income ratio:	27%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$110	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	favorite-transaction1	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Bills/ Son going to college
Purpose of loan:
This loan will be used to pay some unexpected medical bills for myself and one of my sons, and to relocate my oldest son to another state for college (moving expenses, deposits on apt and utilities).

My financial situation:
I am a good candidate for this loan because I have worked for a federal government contractor for the past 16 months, and I have a good employment record. I have only 2 credit cards with a $500 limit on each. I receive a regular child support check every 2 weeks. I also receive additional money per hour on my paycheck for a health and welfare benefit balance. Please note that my credit report will show that I am a co-borrower on a mortgage with my husband. We have been separated for 2 years, and have filed divorce papers. He occupies the house and has made the full mortgage payment for the entire time. As part of the divorce agreement, he will be refinancing the mortgage in his name alone. I live with my mother, and I do not have a mortgage payment.

Monthly net income: $ 2005

Monthly expenses: $ 1570
??Housing: $ 0
??Insurance: $ 285
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 125
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 310
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	18.01%	Starting borrower rate/APR:	19.01% / 21.23%	Starting monthly payment:	$769.88

Auction yield range:	3.23% - 18.01%	Estimated loss impact:	1.53%
Lender servicing fee:	1.00%	Estimated return:	16.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2001	Debt/Income ratio:	22%
Credit score:	860-880 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,691	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	green-fund-demon	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying equipments for the business
Purpose of loan:
This loan will be used to? buy of equipments used to produce fancify custom-made LED signs and lamps.

My financial situation:
I am a good candidate for this loan because?of my good credit history.Always pay on time and have no delinquencies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	20.69%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1990	Debt/Income ratio:	43%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$13,481	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	GaelicWench	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (May-2009) 620-640 (Sep-2008) 600-620 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Need car/pay off CCs first/2nd try
Purpose of loan:
This loan will be used to? pay down credit card debt. Once done, I can purchase a good used car for my daughter while she is in college.
My financial situation:
I am a good candidate for this loan because?? I've gotten a loan from Prosper before and paid it off in full and always on time. I am also gainfully employed with room for advancement. The credit card debt was due largely in part to being unemployed for a long time. I used to get payday loans, pay them off in full each and every time. All my CCs are paid ahead of time and with more than the minimum. I have a really good track record regarding payments towards my bills; the high interest rate is making it much more difficult to pay them down faster (using the snowball effect).
Monthly net income: $ 2142.31

Monthly expenses: $
??Housing: $ 375.00
??Insurance: $ 115.00
??Car expenses: $ 200.00
??Utilities: $ 135.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 453.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$334.75

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1974	Debt/Income ratio:	60%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	30 / 27	Employment status:	Retired
Now delinquent:	0	Total credit lines:	47	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$75,203	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	codyrun	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,401.00	< mo. late:	0 ( 0% )	620-640 (Oct-2008) 640-660 (Aug-2008) 640-660 (Mar-2008) 580-600 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
merging 12 credit cards
Purpose of loan:
This loan will be used to? Pay the balance on 12 credit cards accounts that have increase their intrest rate due to the financial market conditions and just plain greedy.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time monthly.But I rather pay the intrest to Prosper investors and not the greedy companies raising intrest rates and asking for tax payers hard earned money.Let me state that I have been a Prosper lender since March 2006, and have payed off two other loans successfully, I have never been late and have endorsed others to borrow with Prosper.moreover,?I appreciate you helping me consolidate these 12 loans.

Monthly net income: $ 2548????

Monthly expenses: $
??Housing: $ 790
??Insurance: $80??Car expenses: $?70?Utilities: $100??Phone, cable, internet:?150??Food, entertainment: $ 400
??Clothing, household expenses $?100
??Credit cards and other loans: $ 1050
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1996	Debt/Income ratio:	25%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,436	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jihea-appa	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Jan-2008) 660-680 (May-2007)
Principal balance:	$1,706.52	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my 3 credit card cause credit card company raise up interest rate rocket high recently so, i want to pay off this card.?

My financial situation:
I am a good candidate for this loan because I 've been made payment regulary each months for first loan. I WILL NEVER put lender down.

Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 995
??Insurance: $ 211????
??Car expenses: $ 400
??Utilities: $ 75
??Phone, cable, internet: $ 165
??Food, entertainment: $ 200
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$372	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-worthy-cash	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Grand Opening
Purpose of loan:
I am opening a computer repair company with my brother.? We just rented the store front and need some extra start up money to properly prepare for our first customer's needs.? By, building inventory and other supplies.

My financial situation:
I am a good candidate for this loan because I am looking to build a better life for my new child.

Monthly net income: $ 30,334

Monthly expenses: $
??Housing: $ 657.00
? Car expenses: $ 100
??Utilities: $ ~50
??Phone, cable, internet: $~115
??Food, entertainment: $ ~200
? Credit Card:~$25

Personal note:
I would like to think you for reading this listing and for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1991	Debt/Income ratio:	55%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$48,353	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Gettinricher	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	640-660 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008) 680-700 (Dec-2006)
Principal balance:	$2,480.82	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Eliminate High Interest Debt
My Story:
Early in my life after college, I got into some debt due to spending more than I was making at my first low paying teaching job.? After our marriage, it continued compounded by job related expenses for my teaching career and my wife's corporate job.? Through the years there have been instances where money has become really tight in trying to keep ahead of paying off this debt.??We are making payments and haven't missed a payment to anyone for literally years.??We are making progress, but found progress to happen much quicker once we got our first Prosper loan (which we have not had a single late payment and have only 5 payments remaining).

My Reason:
We would simply like to take some of our high interest debt, pay that off and replace it with our loan here at a lower interest rate so we can pay it down more quickly.??

How Will It Be Paid Back:
My salary is very steady with a gross income of $4565 a month.? This is my contractual income.? This does not include?my wife's income as a church secretary.

Detailed Budget:
Income listed above.

Expenses:
Mortgage????????$839
Credit Pyts?????$1416
Car Pyt??????????$250
Insurance????????$160
Auto Fuel??????? $300
Utilities?????????? $450
Groceries??????? $300
Student loan????$77

Total?????????????? $3792

We intend to take the money we are currently using to pay these credit cards and apply it toward payments on this loan.? The payments for this loan will be lower than our current minimum payments to the credit cards and will allow us to eliminate this debt in less than 3 years.

If you are looking at bidding on a loan?with someone that has a proven track record of on-time payments (including a Prosper loan) and potential for a great return on your money, they this is the listing you want to bid on.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$200.38

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1988	Debt/Income ratio:	21%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	20 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	14y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,579	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	banker608	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	760-780 (Latest)
Principal borrowed:	$4,250.00	< mo. late:	0 ( 0% )	760-780 (Sep-2008)
Principal balance:	$3,176.97	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Debt Consolidation - 4 Accounts
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2002	Debt/Income ratio:	39%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	6y 6m
Amount delinquent:	$7,154	Revolving credit balance:	$2,528	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	4
Screen name:	orange-impressive-silver	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off My Bills into one payment!
Purpose of loan:This loan will be used to? the main reason I need this loan is because I want to pay off all my bills and have one monthly payment to make. I know that it might be tough for me to get approved for a loan like this, but if you please give me a chance, you would not regret it. I will pay this loan in full! I give you my word.My financial situation:I am a good candidate for this loan because? I am in the Military have been in for 6 years now, I made some mistakes? when I was single when I first join the service, now with a family and 2 kids, I? am more mature and responsible. I would use this loan responsibly, by paying all my bills off and having one monthly payment to make. I would pay this loan completely if someone gives me a chance, thank you!Monthly net income: $ 3922.00 ????Monthly expenses: $ ??Housing: $ 1100.00 ??????Insurance: $ 99.50??Car expenses: $ 900.00 2 vehicles??Utilities: $ 50.00??Phone, cable, internet: $ 190.00??Food, entertainment: $ 200.00??Clothing, household expenses $ 50.00??Credit cards and other loans: $ 500.00??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	26.68%	Starting borrower rate/APR:	27.68% / 30.02%	Starting monthly payment:	$164.76

Auction yield range:	17.23% - 26.68%	Estimated loss impact:	26.55%
Lender servicing fee:	1.00%	Estimated return:	0.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1998	Debt/Income ratio:	41%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,012	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	GDInvest	Borrower's state:	California	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	34 ( 100% )	660-680 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008) 640-660 (Jan-2008) 680-700 (Sep-2006)
Principal balance:	$2,962.05	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Requesting 4th Loan w/Prosper
Purpose of loan:
This loan will be used to purchase some new furniture for my home.? I went to Jerome's today and their interest rate is 23.9%.? I think I'll have better luck with a more reasonable interest rate through Prosper.??Specifically, I'm looking at a new living room set and a new dining room table.? I'm also wanting to take a vacation in a month and have included that cost in my listing.? The furniture is $2,500.00 and the vacation is $1,500.00.

My financial situation:
I am a good candidate for this loan because? I have a proven?track record.? I have had three Prosper loans, never been late, paid two in full and am currently paying on the third one, no issues.? I own my own home and at this time am renting a portion of it out to friends.? They have lived with me for the last?3 years and have never been late in their rent payments or obligations.? They also have no plans on moving out and that income will be available for at least the next year.? I am also currently a lender at Prosper.? I've had only one account that went into collections and have been happy with the results from the borrowers I've assisted in funding.

Monthly net income: $8,000.00 - this includes rental income from my boarder (increased rents since last listing)?

Monthly expenses: $
??Housing: $1,500.00 - Explanation below
??Insurance: $116.00
??Car expenses: $0.00 - Explanation below
??Utilities: $100.00?- Explanation below
??Phone, cable, internet: $110.00
??Food, entertainment: $400.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $143.00 (other prosper loan)
??Other expenses: $0

The housing payment is after the income regarding renters has been applied.? My car expense is reimbursed by my employer in the form of mileage reimbursement.? Each month my mileage reimbursement is at least $500.00, the car payment is only $423.00. Utilities are split between myself and my renters.? Phone and internet are reimbursed by my employer as I work from home.?? I have been with the same employer for the last?7 years and have no plans to change or alter my current place of employment.? I am rated as an exceeds employee and?a change in my career is not likely.? Thank you for taking the time to review my listing.? I
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$83.49

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	16y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,916	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Themomeee	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement projects
Purpose of loan:
This loan will be used to?
improve the value of my home and enhance its beauty.? Several local, well-respected contractors have begun to offer excellent quotes in efforts to drum up sagging business; now is a great time to take advantage of great prices, have the trim on my home painted and my family room carpeted, and boost local businesses in the process.
My financial situation:
I am a good candidate for this loan because? I have an excellent payment history, my credit is solid, my own business is strong and growing steadily.?In making this loan, you, the lender, will see a return on your investment,?I will make?improvements to my home,?and some fine local businesses will have jobs to do.? It is a?"win" for all involved.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	52	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$126,294	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kind-worth-firestarter	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocate for New Job
Purpose of loan:
This loan will be used to relocate from Central Florida to Atlanta, Georgia for a new job. I just graduated from Law School in May and have accepted a job in Atlanta, Georgia with the federal government making $71,000 per year. I also make around $30,000 per year from a small business my wife and I run. I will be able to easily repay the loan because of the income from my new job. We have never missed a payment on any thing but need this money to relocate for the new job since even though I'm starting in a few weeks it will be September before I get my first paycheck. I am a good candidate for this loan because we've never missed a payment and I will have more than sufficient income to repay the loan. My credit score is a little low right now due to the high amount of student loans I took out to attend law school, not for missing any payments. Monthly net income: (will be) $ 8500 Monthly expenses: $ $3000 Housing: $1200 Insurance: $200 Car expenses: $300 Utilities: $200 Phone, cable, internet: $150 Food, entertainment: $ Clothing, household expenses $ Credit cards and other loans: $950
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1999	Debt/Income ratio:	18%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,483	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wonderful-moola	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to be an entrepreneur
Purpose of loan:
This loan will be used to help me fund a small business I would like to begin.

My financial situation:
I am a good candidate for this loan because I always take care of my responsibilities.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $ 500
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 75
??Food, entertainment: $ ????
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ 35
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$204.13

Auction yield range:	17.23% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2007	Debt/Income ratio:	52%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$121	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	bhavesh1989	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off College Loans
Purpose of loan:
This loan will be used to?
I have a student loan left with very little less balance on it and I would like to pay it and get rid off it as soon as possible. I have been a good studen t/o my college carrear and never have been late on any of my payments or any of my credit card bills. I promise I will not make you feel you have picked the wrong person. So, please help me out and I will not let you down. Thanks.
My financial situation:
I am a good candidate for this loan because?because I have a good credit history with a wife whos been working for a good and well known co. called walgreens. I have paid all my bills on time and never have been late on any of my payment. And I will try my best to continue with it. I have been on the same job since long period of time. Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419894
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$127.35

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	20.69%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2005	Debt/Income ratio:	17%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,854	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	artezia	Borrower's state:	Illinois	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 85% )	600-620 (Latest)
Principal borrowed:	$2,350.00	< mo. late:	3 ( 15% )	540-560 (Oct-2007) 540-560 (Sep-2007) 540-560 (Aug-2007)
Principal balance:	$1,347.18	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
My New Place and Things
I am proven Prosper Borrower who makes payments on time?

Purpose of loan:
I am moving and I need help with moving expenses. I want to pay off all of my bills including my current prosper loan. I am also looking to purchase a new computer for school and the web design that I do on the side.

My financial situation:I am a good candidate for this loan because? I am back in school again after completing my Associate?s Degree in Applied Science-Web Development in September I will be back in school studying for an Advance BS in Information Technology / Web Development. I am currently looking for another job as an Assistant Web Designer for a firm. Monthly net income: $ 2,300.00 Monthly expenses:
Housing: $ 800.00
Insurance: $ 38.00 for me monthly
Bus expenses: $ 80.00
Utilities: $ 300.00 (Gas & Lights)
Phone, cable, internet: $210.00
Food $200.00
Clothing, household expenses $ 200.00
Credit cards and other loans: $ 210.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$126.27

Auction yield range:	4.23% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1994	Debt/Income ratio:	17%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	44	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,491	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	new-reliable-finance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to? payoff debts

My financial situation:
I am a good candidate for this loan because? I make my payments on time.

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 150
??Car expenses: $ 200
??Utilities: $?100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 30.57%	Starting monthly payment:	$51.32

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1982	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 7	Employment status:	Retired
Now delinquent:	5	Total credit lines:	52	Length of status:	8y 3m
Amount delinquent:	$2,379	Revolving credit balance:	$6,651	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-driver9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING MEDICAL BILLS
Purpose of loan:?PAY UNEXPECTED MEDICAL BILLS

My financial situation:
I am a good candidate for this loan because I have never failed to pay off a loan, and work part time to keep up with unexpected bills. ?
I am also retired and receive an annuity from the federal government. My wife has a disability retirement also.
Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 975.00
??Insurance: $ 160.00
??Car expenses: $?386.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $?450.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1978	Debt/Income ratio:	24%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$228	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	principal-upholder	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:

This loan will be used to provide working capital for the expansion of my produce marketing / packing business.

I have the opportunity to take on new and additional business, and generate incremental revenues and earnings during the seasonal peak of my produce business.

Specifically, with an additional $ 25,000 cash, I can generate additional profits of $ 500 per load (or $ 60,000 in total?incremental earnings in the next 3 months) by purchasing the product at a discount by paying upfront in cash.

My financial situation:

I am a good candidate for this loan because I have a proven track record of paying my obligations on time and in full, as indicated by my credit score (781 Experion).

In addition, I live within my means, and I have no other?personal debt.

The use of the loan proceeds described above clearly indicate?cash earnings will be generated well in excess of the original borrowings that will be used to extinguish the debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1998	Debt/Income ratio:	44%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,413	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	needybody	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to help me maybe get back on track.?

My financial situation:
I am a good candidate for this loan because I may owe a bunch of creditors, but I do make payments on time every month.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 384
??Insurance: $?130
??Car expenses: $
??Utilities: $ 180
??Phone, cable, internet: $ 60
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 750
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2007	Debt/Income ratio:	111%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	contract-chooser	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Last Student Loan
Purpose of loan:
This loan will be used to? payoff my?final student loan. I?been paying really high rate loan and would like to get done with it. I been working with Walgreens since 3 years and I am a pharmacy tech.

My financial situation:
I am a good candidate for this loan because?
I have a good credit history and I have also never been a late payment. I have been paying my bills on time. I am a good candidate because I been on the same job since 3 years with a well knows company. I will not let you down. Thank you very much.
Monthly net income: $
25,000
Monthly expenses: $
??Housing: $ 450
??Insurance: $ 97
??Car expenses: $ 99
??Utilities: $ 56
??Phone, cable, internet: $ 175
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$1,061.29

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1995	Debt/Income ratio:	74%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	8 / 2	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	3y 10m
Amount delinquent:	$105	Revolving credit balance:	$8,850	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	steady-return	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Initial Franchise startup fee
Purpose of loan:
This loan will be used to assist me in the initial franchise fee for Maggie Moo's Ice cream and Treatery.? I have found the ideal location for this product and have decided that this is an exciting opportunity.? I am retired from the Air Force after 21+ years of active duty and have an abundance of management skills, to include supervising and time management.? I an extremely driven individual and I feel as if I can make this business run and make it profitable

My financial situation:
I am a good candidate for this loan because I have a great credit rating.? I have never defaulted on a loan or been late with payments.? I own my own home and have also paid off my 1995 boat and my 2004 vehicle.? I have a 1965 Mustang that I can also use for collateral.? I have a Roth IRA and also have approximately $35000 in home equity that I could use towards the start up of this franchise (which is $75000).? If I were to get this loan I know that I would not have a problem repaying it and that it would be a tremendous help towards getting me off and running with this small business
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.49%	Starting borrower rate/APR:	26.49% / 28.82%	Starting monthly payment:	$851.59

Auction yield range:	11.23% - 25.49%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1994	Debt/Income ratio:	36%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$289,023	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	magnetic-bazaar	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit off
Purpose of loan:
This loan will be used to?
Pay off highest amount & interest rate of credit card, Bank of America
My financial situation:
I am a good candidate for this loan because I will be able to pay off this loan in short term. Never bankrupt , home market value more than $1.3 million.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2000	Debt/Income ratio:	30%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	3y 11m
Amount delinquent:	$456	Revolving credit balance:	$1,794	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	deal-oak	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Earning a Masters
Purpose of loan:
I'm looking to obtain a loan in order to cover a semester of school.? The timing of my federal aid is such that if I follow their timing I will not be able to graduate before the summer of 2010 and will not be able to search for a position in a high school for the 2010-2011 school year.? I am not able to put out the full cost of the semester in one lump sum.

My financial situation:
I am a good candidate for this loan because all of my negative credit information is from six years ago and older.? All of my open accounts are current and have been since they've been open.? My credit report is inaccurate, as I currently have no delinquent accounts.? I am able to make monthly payments on a loan up to $300/month, however the loan is necessary because I cannot afford to put out the cost of one semester at one time.?

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$207.98

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2005	Debt/Income ratio:	29%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,637	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	deal-elevator	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit debt payment
Purpose of loan:
This loan will be used to? payoff my credit card debt

My financial situation:
I am a good candidate for this loan because? i am a responsible payer and a hardworking individual that is trying to do my best so i can provide for my family.

Monthly net income: $ 2,960

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 400
??Utilities: $
??Phone, cable, internet: $ 53
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ i dont use my credit cards now...no outstanding loan except for the car
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.98%	Starting borrower rate/APR:	23.98% / 26.27%	Starting monthly payment:	$392.22

Auction yield range:	8.23% - 22.98%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1990	Debt/Income ratio:	32%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	16y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,341	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	a-inspiring-affluence	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?pay off or consoildate my credit cards. that's about it! I am paying?$350.00 per month on them now ( the minimum is $200.00) so would like to keep my payment of $350.00 the same if possible.?

My financial situation:
I am a good candidate for this loan because? I have?GREAT credit with NO late pays and ALWAYS on time. I primarily use on line banking and would like to set up an auto pay every month. I have the ability to consolidate them on another card I have to get just one payment but wanted to try this first. I am a first time user of prosper and thought that if there was someone out there willing to do this then why not help each other out in this difficult economy. Seems to me-we both win!?Last time I checked (about 6 months ago) I had a credit score of 720 so assure you that this is a safe,?easy loan. I have been employed as a police officer with the same city since 1993, 3 years USAF before that.Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1987	Debt/Income ratio:	156%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,152	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tammyin1966	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? Pay off some high interest credit cards????

My financial situation:
I am a good candidate for this loan because??I am hard working and pay my bills on time. I just feel like these cards can't ever be paid off with the interest rate going up on these cards and the credit limit coming down. I'm very responsible and of course I also have my husbands income to rely on also.

Monthly net income: $ $8,000 for me.My family income is $60,000 a year

Monthly expenses: $
??Housing: $ 1,850
??Insurance: $ 200????
??Car expenses: $ 575
??Utilities: $ 150
??Phone, cable, internet: $?190
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$65,518	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	currency-hh	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Halloween Costumes
Purpose of loan:
Inventory for a profitable Halloween store. http://www.halloweenhallway.com

I have over $400,000 worth of Halloween costumes and d?cor in my stores. However, I need more. I have the customers and need to buy more to meet the need.

Please don't be deceived. This loan is rated as HR, but this is not an accurate rating system. The reason this loan is rated as HR is simply the dollar amount of the loan requested. I was confused why I would be rated HR. So I checked If I request $1000 I am rated as an A borrower. If I request $25,000 now it's HR. I made over $100,000 last year and have a great credit history.

The truth is I am the perfect candidate for prosper. I have a GREAT credit history. I have NEVER BEEN LATE ON PAYMENT IN MY LIFE. NEVER. The only personal debt I have is due to Inventory to my business. I have a PERFECT credit history and don't need the money for long.

This loan will be used to purchase inventory for my Halloween Business. Three seasons ago, I started an extremely successful Halloween Store in Chicago. My business has grown every year. I started with a small retail store (2500 sq/ft). Last year I had two stores with over 10,000 sq/ft. This year I will have three stores (20,000 sq/ft) that are all very profitable. Halloween is a 6 Billion dollar industry and Chicago represents a large portion.

Last year I used an SBA loan to fund my expansion. However, this year the banks across the board have cut credit lines. My stores are great, but I need additional money to purchase inventory. Without this capital I will have customers, but limited costumes to sell them.

2009 Business Revenues: $300,000

This loan will be paid off in full with interest. I am in a short term credit crunch due to the decreased lending by banks. All of my personal lines have been reduced so I am reaching out to the group. I don?t mind paying a high interest rate because I won?t need the money for the full term of the loan. If you have any questions I would be happy to answer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2004	Debt/Income ratio:	22%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$28,920	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ncast2523	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	600-620 (Apr-2008)
Principal balance:	$2,380.21	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Help someone who helps others!
Purpose of loan:
This loan will be used to consolidate debt from 2 of my higher interest credit cards and the balance of my first Prosper loan which I have never been late on. This site has helped me so much with taking control of my debt and I love and thank you all for that!

My financial situation: I am a Police Officer in the greatest city in the world! I built up some debt at first being a young immature person, and then had to pick up some more paying for my expenses while in the academy.
I am a good candidate for this loan because I have a stable career and aboslutely LOVE doing what I do. My salary increases every January for the next 5 years and I have no problem paying my bills now. I have Never missed a payment and have had credit since I was young. My credit was excellent, but my rating is low now because of my utilization. Im willing to take a hit on the interest here for the convenience of combining 3 payments into just one and to lower my credit utilization.

Monthly net income: $ 2350

Monthly expenses: $ 1050
??Housing: $ N/A (Live with parents)

??Car / Phone / Insurance: $ 600
??Utilities: N/A (Live with parents)
??Phone, cable, internet: $ N/A (Live with parents)
??Food, entertainment: $ N/A (Bring food to work)
??Clothing, household expenses $ N/A (Have not been treating myself to anything until my bills are paid off)
??Credit cards and other loans: $ 450

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1993	Debt/Income ratio:	41%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$17,934	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	jjra23	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (Mar-2008) 680-700 (Feb-2008) 680-700 (Dec-2007)
Principal balance:	$9,366.21	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Finishing our Basement
Purpose of loan:
This loan will be used to help?us finish our basement and increase the value of our home.?

My financial situation:
I am a good candidate for this loan because I take great pride in being responsible and you won't find a more reliable person.? I have never?been late on any payment that I have ever owed and I will have the prosper loan payment?automatically debited from my account so that I will not miss the payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.23% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	3 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	newest-restless-trade	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vino Start Up
Purpose of loan:
This loan will be used to incorporate a?custom crush wine business?within the state of Maryland.? As a first mover in this industry, timing is crucial to the success of this business and there are many first steps needed to be completed in a very quick time frame such as incorporation, logo design, website, etc.

My financial situation:
I am a good candidate for this loan because I have several investors interested in investing in this business opportunity and the pro forma returns a positive net profit in the first year.? However, without cohesive marketing or even incorporation, investors are delaying their?private capital investments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.22%	Starting borrower rate/APR:	21.22% / 23.47%	Starting monthly payment:	$75.58

Auction yield range:	17.23% - 20.22%	Estimated loss impact:	26.14%
Lender servicing fee:	1.00%	Estimated return:	-5.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1990	Debt/Income ratio:	29%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	21 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	51	Length of status:	16y 2m
Amount delinquent:	$99	Revolving credit balance:	$18,113	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	GoodRisk	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008) 600-620 (Jan-2008)
Principal balance:	$639.09	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
I will and have been responsible!
Purpose of loan:
This loan will be used to show the members of prosper that I am a good risk and to help me establish a track record with the site

My financial situation:
I am a good candidate for this loan because I have a stable job and earn a very competitive wage.

Monthly net income: $ 8,041

Monthly expenses: $
??Housing: $ 1821
??Insurance: $ 155
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 110
??Food, entertainment: $ 100
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 1300
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1991	Debt/Income ratio:	17%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	9 / 3	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	38	Length of status:	20y 3m
Amount delinquent:	$569	Revolving credit balance:	$8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	helpme50	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	560-580 (Feb-2008)
Principal balance:	$1,336.43	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Payoff IRS, Auto Loan, Prosper
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
I have had a previous loan for the past 2 years and never missed a payment.
Monthly net income: $
3200
Monthly expenses: $
??Housing: $ 800
??Insurance: $ 75
??Car expenses: $
??Utilities: $?100
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $?100
??Credit cards and other loans: $?0??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1994	Debt/Income ratio:	28%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	7y 0m
Amount delinquent:	$327	Revolving credit balance:	$2,316	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	consummate-credit	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I want my "payday" back!
Purpose of loan:
This loan will be used to? get my?"payday" back. I would like to borrow this money because, I owe $2000 on 2 credit cards, and $2000 on "payday loans". I fell into this lending trap because I had a dental emergency, and then I had car problems. The?issue with these payday loans is that I am paying about $800 a month in interest, and I can't pay off the principle due to paying the interest. I am a very responsible person who has worked had to get my credit score where it is today. I don't want to let monthly bills go, and ruin all my hard work. I would love to do more things with my money that I work so hard for other than give it away in such an unnecessary manner. Your consideration would be so appreciated.
My financial situation:
I am a good candidate for this loan because? I love my job, and I've been with the company for seven years. I have the means and stability to pay back the loan. I am very conscious of my financial obligations and my credit score. I will and do pay my loans on time, and with the extra funds that I will save on the payday loan interest a loan payment would be met with no problem.

Monthly net income: $ 2200

Monthly expenses: $ 2165
??Housing: $ 715
??Insurance: $ 100
??Car expenses: $?100
??Utilities: $?20
??Phone, cable, internet: $ 50
??Food, entertainment: $?75
??Clothing, household expenses $?15
??Credit cards and other loans: $290?
??Other expenses: $ 800 (payday loan interest)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2001	Debt/Income ratio:	27%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$465	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	6
Screen name:	new-economy-cell	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"PAYING OFF BILLS"
Purpose of loan:
This loan will be used to? PAY OFF BILLS

My financial situationI am a good candidate for this loan because? I AM WILLING TO PAY THIS BACK

Monthly net income: $ 2500

Monthly expenses: $ 839
??Housing: $200
??Insurance: $ 69
??Car expenses: $365
??Utilities: $ 0
??Phone, cable, internet: $ 130
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $ 25
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$353.57

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1992	Debt/Income ratio:	27%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,793	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	scoutsmommy	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	740-760 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	740-760 (Apr-2008) 720-740 (Jan-2008)
Principal balance:	$8,343.24	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Refinance - No Late Payments!!!
Purpose of loan:
This loan will be used to refinance my exisiting prosper loan so that I may have lower monthly payments.? All payments are current on the exisiting loan with no late payments.? I would like to refinance so that the additional monthly funds may be used for home improvement projects, without having to take out an additional loan.?

My financial situation:
I am a good candidate for this loan because, even with the?new prosper?rating system, I do have?good credit.? My debt to income ratio is approximately 84% with several hundred dollars available each month for emergencies.??I am a Trust Officer with a major financial institution where I have been employed for nearly 13 years.? I am a home owner with?a 30-year mortgage and, as indicated above, I hope to improve my home so that I?may?stay there for?several enjoyable years.??Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$235.23

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1988	Debt/Income ratio:	37%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	4y 3m
Amount delinquent:	$3,169	Revolving credit balance:	$1,424	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	AlmostDebtFree	Borrower's state:	Oregon	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,200.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$4,886.61	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Orthodontics and final CC Payoff
Purpose of loan:
This loan will be used for orthodontics for two of my daughters as well as pay off a final credit card.

My financial situation:
I am a good candidate for this loan because I am already paying more than this loan would be monthly.? I currently have another Prosper Loan that I have paid on time every month since?July of 2008.?? In October 2007,?we signed up with a debt settlement company.? At that point we had never missed a payment?and had a good credit score in the low 700s.? We just had too many payments due to job loss in?2004.? The debt settlement company?instructed us to stop?making payments so they could help us settle.? At that time I did not know what it would eventually do to us.? I withdrew from the settlement company and began to contact the credit card companies.? I have paid off several with the previous?Prosper loan and I have a few more to payoff that I have been making monthly payments on.? I wanted to clear up?the credit score that is not so good any longer.? It is not because we are not making our payments, but because of the poor choice we made with the debt settlement company.? Please consider this loan.? We do make our loan payments, house payments, and credit card payments.? We just want to finally have everything paid off with these companies.? Please review?the existing Prosper loan that is in good standing.? ?????????????????????????????????? Monthly net income: $ 3200.? This is my income only.? It does not include my husbands income of $4600.

Monthly expenses: $
??Housing: $ 835, which my husband pays out of his check.
? Insurance: $?65
??Car expenses: $ 239
??Utilities: $ 130
??Phone, cable, internet: $?225
??Food, entertainment: $ 400 for a family of 5
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 400, which will be paid off with the loan.
??Orthodontia Monthly:? $340, which will be paid off with the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$562.15

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$18,797	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vigilance-mogul	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fund a 6 month marketing campaign
This loan is to fund a 6 month marketing campaign of my website through a local Statewide drip mail program. Every time I run a program like this the revenue generated over the following 12 months is 10 times the cost. $15,000 X 10 = $150,000 of Revenue. It is important that I fund this loan as a Low Fixed Rate 3 Year amortizing loan and not through a credit line or credit card where the terms of the loan can change for NO valid reason.

My website markets fixed annuities nationwide over the internet and leads to sales of annuities that I complete over the phone. The website was launched back in 2001 and has a free 1st page presence in Google & Yahoo search engines for the relevant keywords for several years. I have been selling Annuities, Life Insurance and Investments since 1990 and earned my professional CLU, ChFC designations back in 1993.I have been operating as independent business since 1998.FYI: Prosper is listing My Credit Score in the range of 740 - 760. The HR rating seems to be due to self employment and the size of the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$200.38

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1991	Debt/Income ratio:	25%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,069	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	supamamaof3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 60% )	760-780 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	4 ( 40% )	700-720 (Sep-2008)
Principal balance:	$7,707.89	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying Off Debt
Purpose of loan:
This loan will be used to pay off my last credit card. I've already paid down 3,000 on my other Prosper loan which is more than I've been able to pay down on my credit card with it's continuous interest increases. I would like to be credit card debt free and this is the last one in order to do so.

My financial situation:
I am a good candidate for this loan because I very good at paying my bills on time. I think I've been late on like 4 payments my whole life and that was because I lost the envelope with the check in it.. I'm able to make my credit card payments now but would LOVE to be able to know when this credit card bill will be paid off. My other Prosper?loan I know the exact date?I will have that paid off, credit cards I can't tell.?I am a Purchasing Agent for a very well known Curtain Wall Company. I love my job and will be here until I retire. They are very family oriented which works perfect for me.?I'm a very dependable, reliable and determinded person. That being said shows my drive to pay off my debt and be once again credit card debt free which I was prior to the emergencies that came up I was. I hate being in debt and would love some help to get out. Thanks for the assistance...

Monthly net income: $ 4,216.92

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 101.00
??Car expenses: $?337.79 car?payment
??Utilities: $ 100.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 120.00
??Clothing, household expenses $
??Credit cards and other loans: $??820.00 this includes my other prosper loan and the credit card that will?be paid off with this loan
??Other expenses: $ 200.00 kids daycare?once a week

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.74%	Starting borrower rate/APR:	16.74% / 18.93%	Starting monthly payment:	$124.33

Auction yield range:	6.23% - 15.74%	Estimated loss impact:	5.27%
Lender servicing fee:	1.00%	Estimated return:	10.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1988	Debt/Income ratio:	41%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,695	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	believeit	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	720-740 (Latest)
Principal borrowed:	$18,001.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 680-700 (Sep-2007) 600-620 (Jul-2007) 540-560 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying for home improvements
Purpose:? I?need to make home repairs on my townhouse and purchase a laptop for an online business I am starting.? I have just paid a Prosper loan in full a year early and I will be starting an online business which I project will net 500.00 monthly as income.

Monthly net income: $ 3600?
Monthly expenses:??? ? $??? 2580
Left over amount???????????????? 1020?????????????
mortgage:???????????????????????????? 1173
Insurance:???????????????????????????????? 90?????????????????????
Car note:???????????????????????????????? 342?????
Utilities:???????????????????????????????????? 80
Phone, cable, internet:????? 120
Food, entertainment:????????275
Clothing/hh?????????????????????? 80
Credit cards:?????????????????????? 0

monthly??Loans include:?
Bank of America?????????????? 200??
Credit?union???????????????????? 200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1985	Debt/Income ratio:	38%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	0 / 0	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	2y 6m
Amount delinquent:	$2,673	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	walking-mom	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying car for work, 95 van died
Purpose of loan:
This loan will be used to purchase a used vehicle to replace the 1995 Mercury Villager with 174,000 miles on it that finally quit.?It had 85,000 miles on it when I purchased it 5 years ago.? I put the rest of the miles on this van. ?I need it to get back and forth to work. I am presently getting rides from my husband but this is very difficult with his schedule.? I am going to have to figure out some way to purchase a vehicle.

My financial situation:
I am a good candidate for this loan because I am in the process of paying back every penny that I owe to all outstanding debtors. In the late 90's my family and I had very expensive health insurance that didn't cover much.? At that time, I was put on many medicines and was thought to have MS.??This caused us to get behind in everything and we had to sell our home and rent it until we can get out credit score up to repurchase it.? I work 20 hours a week, have diabetes and fibromyalgia and still testing for other diseases.? I?take 9 medications in the morning and 5 at night in order to be able to drag myself out of bed to work 20 hours a week.? The bank provides inexpensive medical benefits to part time employees for a low cost.? This is the reason I applied at JP Morgan Chase.? My husband works for a non profit diabetes organization and makes $90,000.00 plus a year.? So we can pay for a car but we just can't get anybody to take a chance on us.? We are good responsible people that fell into a medical rut and are slowly climbing out.

Monthly net income: $ 350.00 without husband, $6150.00 with husband

Monthly expenses: $
??Housing: $ $1395.00
??Insurance: $?925.00
??Car expenses: $ 200.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 154.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.61%	Starting borrower rate/APR:	26.61% / 28.94%	Starting monthly payment:	$629.55

Auction yield range:	8.23% - 25.61%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	83%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,237	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ftcb07	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	760-780 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	800-820 (Jul-2008)
Principal balance:	$9,364.43	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Invest in Real Estate
I will use this loan to invest in real estate. I want to take advantage of investing in a 20 unit building that is fully occupied. I have waited for this opportunity and it has finally presented itself. Please help me become part owner of this building.

I am a great candidate for this loan because?I pay my bills on time and have an?excellent credit history. I have never been late on any of my bills or missed a payment.? I can definitely?make the monthly payments to repay this loan?without any problem. I figure why not pay Prosper back ?instead of the bank. Thank you for taking the time to read my posting and considering me for loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1997	Debt/Income ratio:	17%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	11	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	florida420	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	520-540 (Feb-2008)
Principal balance:	$699.28	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Sell 3k item Jewelry Collection
Purpose of loan:
This loan will be used for supplies for selling 3k piece jewelry collection. I have spent 5 years collecting Signed Designer jewelry, such as Renoir, Monet, Boucher, Hobe, Castlecliff, Signed Sterling Silver, such as the 190 gm sterling silver ?Rubens?? pictured approximate value $800.00, Vintage jewelry from the 30?s to 60?s. ? of the jewelry I have been selling for $10. The Silver, Jade and higher end Designer items range up to $150. I have 10 Items $200-$800 range.? This July I set up in Bandon, Oregon, a seaside town on Pacific Coast HWY and sold $150 worth of jewelry in 5 hours. I have been given permission to set up on a site on PC HWY just as you enter Bandon from the north. The location is highly visible being on the Coast Highway. The Tourist traffic is getting fully underway and I would like to invest in signage and print media advertisement.? I will be using the loan to buy advertisement in local papers and ?tourist targeted media?. My husband is creating our graphics and web related information. We will be selling on the Oregon Coast from Gold Beach to Newport at various ?tourist? venues.
Sample items http://the-magic-bus-2.weebly.com/
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,817.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$506.48

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,901	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	independent-bill3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit cards at 29.9%
Purpose of loan:
This loan will be used to pay off my 2 credit cards which add up to the total listed. Both interest rates are at 29.9%. Credit card companies will not lower because of their financial standings and enforcing strict rules. I do not pay late, but my minimum payment goes straight to interest so the balance is going nowhere. Please help me consolidate the balance into a much lower interest rate. Payments will never be missed.

My financial situation:
I am a good candidate for this loan because I always pay on time and never have financial issues. I am a business owner and have a steady income with bonuses. Though the economy is of course suffering, my business has been the opposite and we are in our highest year with a consistent monthly increase in revenue.

Monthly net income: $ 7,000 - $9,000

Monthly expenses: $
??Housing: $ 3,000
??Insurance: $ 300
??Car expenses: $ $600
??Utilities: $ 200
??Phone, cable, internet: $ 180
??Food, entertainment: $ 1,200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.61%	Starting borrower rate/APR:	26.61% / 28.94%	Starting monthly payment:	$1,015.41

Auction yield range:	8.23% - 25.61%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$306,616	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	enterprising-responsibility	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge loan for investment property
Purpose of loan:
This loan will be used to cover expenses and pay off credit cards?while I place an investment property up for sale. The house is remodeled and due to be listed within 2 weeks. I bought some of the materials using credit cards and 12 month interest free offers. They will expire soon and I want to pay them off before the interest charges are added. I could cover some expenses by renting the property but I am wary of doing a short term rental on basically a new house that will need to be shown while listed.

My financial situation:
I am a good candidate for this loan because I have been consistently self-employed as an Engineering Consultant for over two years. I have 2 consistent clients that hav employed my services for the 2+ years and a new client coming on this month. Prior to that I worked in the same field as an employee for over 8 years. I have never had a late payment. The property is not "underwater" like many in this economy.?If it sells, even at the lowest price in the range?all loans against it will be paid off in full with equity left over. I also own a principal residence.

I was surprised at my Prosper rating. I am used to having a top credit rating, always have. Note the zero delinquencies in my report.?Apparently my use of credit cards and an equity line to get this property completed has hurt my rating here.?Part of this?loan will help alleviate that debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.23%	Starting borrower rate/APR:	13.23% / 16.39%	Starting monthly payment:	$178.31

Auction yield range:	11.23% - 12.23%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	0.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2004	Debt/Income ratio:	9%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,685	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	youngmoney7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card Debt
Purpose of loan:
This loan will be used to?? Consolidate Debt

My financial situation:
I am a good candidate for this loan because?? My credit score is about 720 and i plan on paying back every penny of

Monthly net income: $ 3,000????

Monthly expenses: $
??Housing: $??720????
??Insurance: $ 100
??Car expenses: $ 220
??Utilities: $?200
??Phone, cable, internet: $ 200????
??Food, entertainment: $?200????
??Clothing, household expenses $ 100????
??Credit cards and other loans: $ 200????
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2004	Debt/Income ratio:	33%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$23,956	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	focused-currency	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for unexpected expenses
Purpose of loan:
This loan will be used to unexpected expenses related to a family emergency I recently experienced.?As a result of this unexpected emergency I need to hire a lawyer and pay additional expenses related to it quickly. The?retaining fee is $2000 and the additional expences will be about $1000.?

My financial situation:
I am a good candidate for this loan because I have a good history of paying on time. I have a good credit score above 700. I do have a high amount of revolving debt but am working to pay that?off with a debt managment program.

Monthly net income: $ 2500

Monthly expenses: $ 1998
??Housing: $?368
??Insurance: $ 100
??Car expenses: $280
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $?100
??Credit cards and other loans: $ 550
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$87.11

Auction yield range:	11.23% - 31.00%	Estimated loss impact:	10.78%
Lender servicing fee:	1.00%	Estimated return:	20.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1986	Debt/Income ratio:	7%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	38	Length of status:	9y 3m
Amount delinquent:	$39,473	Revolving credit balance:	$0	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	32	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	BeenJamin	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	700-720 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	(Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Medical Debt and Automobile Upgrade
Purpose of loan:
This loan will be used to consolidate Medical debt that is going to be delinquent and to replace my automobile

My financial situation:
I am a good candidate for this loan because:
1) My strong credit profile
2) Excellent Employment history
3) Low debt to income
4) Good repayment history on all mortgage and consumer accounts
5) I own my automobile
6) I had a previous Prosper loan that I paid off early
7) I am a very responsible person

Monthly net income: $3000
Monthly expenses: $2000

I currently have no debt other then Chapter 13 Payments towards the debt that is listed ad deliquent
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1999	Debt/Income ratio:	12%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	52	Length of status:	26y 0m
Amount delinquent:	$1,026	Revolving credit balance:	$1,491	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ArmyVet53-needhelp	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	47 ( 92% )	600-620 (Latest)
Principal borrowed:	$6,032.00	< mo. late:	4 ( 8% )	620-640 (Apr-2009) 560-580 (Mar-2008) 560-580 (Feb-2008) (Mar-2006)
Principal balance:	$2,091.99	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
Car repairs
Hi,

I? plan to use loan for car repairs.? Payments will be made on time.? I had??two loans (one has beeb?paided out).

Any assistance you can provide would be greatly appreciated.

Thank you.

Annual Salary:????????????$51,594, Biweekly: $1321.95? Monthly:? $2,642.00
Monthly Expenses:?
?? Mortgage????????????????$888.63
???Utilities???????????????????$200.00
???Cellphone??????????????? ?$45.00???
???Credit Cds/Loans?????$200.00
???Car Pymt??????????????? $150.00
???Car Ins?????????????????? $113.00
?? Cable/Internet?????????? $60.00
?? Prosper????????????????? $135.75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$288.52

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1996	Debt/Income ratio:	30%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,086	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	44	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	commanding-principal	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?pay off credit card with high intrest rate? and other smaill bills

My financial situation:
I am a good candidate for this loan because??I am committed to making my payment . I need some help in getting back on track with my finances.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $800
??Insurance: $ 100
??Car expenses: $ 460
??Utilities: $?120
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1992	Debt/Income ratio:	31%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	70	Length of status:	3y 4m
Amount delinquent:	$219	Revolving credit balance:	$4,754	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3
Screen name:	security4002	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008) 620-640 (Dec-2007) 620-640 (Nov-2007) (Mar-2006)
Principal balance:	$3,398.09	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
Vaction trip & Pay off student loan
Purpose of loan:
This loan will be used to? Take a long need vaction which I had not took in a while..Plus I have 1 student loan and 2 credit cards I need to pay off,So i don't have to worry about them later on

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and never late..Don't just pay the min i pay more than the min..I have 2 prosper loans and one is paid in full..So there is no worring here..I have a great paying job,Plus i don't like to stiff people from what they are owed..I'm a very Honest guy here..Just need some help..

Monthly net income: $ 3,500

Monthly expenses: $

Housing: $ 300.00
??Insurance: $?85.00
??Car expenses: $?
??Utilities: $ 0
??Phone, cable, internet: $ 65.00
??Food, entertainment: $? 125.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $?685.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1992	Debt/Income ratio:	44%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	20 / 18	Employment status:	Retired
Now delinquent:	1	Total credit lines:	44	Length of status:	8y 0m
Amount delinquent:	$45	Revolving credit balance:	$9,939	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	helpful-greenback6	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying credit cards+other bills.
Purpose of loan:
This loan will be used to get caught up, do to unexpected expenses, over last thirty days?

My financial situation:
I am a good candidate for this loan because my monthly income is enough to allow me to pay the amount requested back in a timely manner. I also receive 100% disability incme from the VA, in addition to my SS income. That is why my Annual income is $49, 500.? ?

Monthly net income: $ 4,126.00

Monthly expenses: $ 3525.00
??Housing: $ 650.00
??Insurance: $ 190.00
??Car expenses: $ 900.00
??Utilities: $ 90.00
??Phone, cable, Internet: $ 60.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 625.00
??Other expenses: $ 560.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	11.23% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2001	Debt/Income ratio:	22%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,901	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	investment-worker	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest cards
Purpose of loan:
This loan will be used to?
payoff high interest credit card debt. A few years ago my had to quit her job because of a difficult pregnancy and we had to replace her income with credit cards until we were able to re-budget. It has been nearly impossible to pay down the debt because of the high rates. This loan will provide essentially the same amount I currently pay but with a light at the end of the tunnel.
My financial situation:
I am a good candidate for this loan because?
I make great money and I am financially responsible. In addition to my 9-5 job as a finance manager at a car dealer, I am also in the real estate investing business. $25,000 of my appx. $63,000 income is from that business.?????
Monthly net income: $??
$4200???
Monthly expenses: $
??Housing: $ 0????
??Insurance: $ 160
??Car expenses: $ 320
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $?400????
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 650
??Other expenses: $ 500
Information in the Description is not verified.